                             OCC ACCUMULATION TRUST

                                   MANAGED BY

                                      LOGO

     We are pleased to report on the investment activities and results of the portfolios in the OCC Accumulation Trust for the first half of 1997, a favorable period for investors. Stock prices rose sharply during the half while bonds delivered moderate returns.

     With its continued sharp advance in the 1997 first half, the stock market has been exceptionally strong for the past two-and-a-half years. As measured by the total return of the Standard & Poor's 500 Index, the U.S. stock market has risen 104% in the 30 months from year end 1994 through the end of June 1997, matching its steepest ascent in history -- a 104% gain achieved in a 30-month span of 1954-56. This recent performance has been driven by a sustained economic environment of moderate growth, low inflation and low interest rates.

     Throughout this period, we have remained disciplined in our investment approach, and have delivered favorable returns with what we believe to be below-market risk. All the equity portfolios in the OCC Accumulation Trust ranked in the top half of their respective mutual fund categories for the 1997 first half, despite the inherently conservative nature of our investment philosophy, and each has a very strong performance record over longer periods.

     Simply stated, our investment philosophy is to buy good companies at reasonable price. By doing so, we seek to preserve capital, manage risk and generate excellent returns. Although our philosophy is relatively simple, implementing that philosophy is complex and requires hard work and intensive in-depth research to find companies which meet our criteria.

     In today's world, when so many investors are seeking instant gratification, we are sometimes able to acquire quality companies inexpensively when they have a temporary misstep such as a quarterly earnings disappointment. We also try to capitalize on changes in corporate direction and strategy which increase a company's intrinsic value. Often, the market is slow to respond to positive changes, creating opportunity for the astute value investor. We believe our focus on value and our long-term perspective are a tremendous advantage in a stock market which is often driven by transitory considerations.

The portfolios in the OCC Accumulation Trust are intended for the long-term investor seeking to preserve capital and make it grow. Looking ahead, we remain dedicated to preserving capital in all market conditions by being disciplined in our value philosophy and not overpaying for securities, whether stocks or bonds.

                                EQUITY PORTFOLIO

     The Equity Portfolio owns a diverse group of large-capitalization and mid-capitalization stocks. The Portfolio continued its excellent long-term record of providing consistent returns through a variety of market conditions. The Portfolio's total return in the first half was 13.7%, compared with a total return of 20.6% with dividends included for the Standard & Poor's 500 Index (S&P
500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance exceeded the 9.7% average total return for the funds in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The Portfolio ranked 14th among the 42 funds in this Lipper universe for the half.

     One of the extraordinary aspects of the six-month period was that every fund in the Lipper capital appreciation universe trailed the return of the S&P
500. This reflects the fact that the strong gains of the S&P 500 were driven primarily by a limited number of very large-capitalization stocks. Broader market indexes, which give less weight to the largest companies, generally showed much smaller gains than the S&P 500 in the period. We believe our first-half performance was reasonable both in terms of comparable funds and given the risk-averse nature of our investment philosophy. We do not necessarily expect to beat the S&P 500 when the market rises sharply over relatively short periods. We are more concerned about delivering strong long-term results and avoiding large losses when the market declines.

     For the 12 months ended June 30, 1997, the Portfolio provided a total return of 26.6%, surpassing the 15.1% average return for the funds in the Lipper capital appreciation category. The Portfolio's 12-month performance was eighth among the 42 funds in this Lipper universe. The return on the S&P 500 was 34.7% in the 12 months.

     The Portfolio has generated favorable returns over time, with what we believe to be below-market risk. For the five years ended June 30, 1997, the Portfolio provided an average annual total return of 19.9%*, compared with the 19.8% average annual return of the S&P 500. This performance was eighth among the 19 funds in the Lipper capital appreciation category. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 17.2%*, compared with 17.6% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Fund invests in companies with what we consider to have superior business characteristics, and which are trading in the market at prices well below what we consider to be their inherent worth. Many of the companies owned by the Portfolio are in seemingly mundane businesses, yet their leadership positions permit them to earn high and improving returns on capital. Caterpillar, Inc. (earth-moving equipment and diesel engines) is a low-cost, highest-quality producer worldwide, and its service network represents a formidable barrier to entry by competitors. LucasVarity PLC (auto components and small diesel engines) has strong worldwide market positions and significant cost-cutting and marketing opportunities as a result of the recent combination of two predecessor companies. In both of these companies, as well as in other companies owned by the Portfolio, management has focused on maximizing cash flow returns on capital and using that cash flow to create wealth for shareholders, such as by investing in high-return business opportunities or repurchasing shares.

     Even when we identify a business that meets our criteria, including high, sustainable returns on capital, we are very conscious about not paying too much for the company's stock. Buying stocks at reasonable valuations is very important to us, since the price we pay should be low enough to offer both significant opportunity for investment profit and meaningful protection against a severe price decline. We believe our focus on value and our long-term perspective are a tremendous advantage in a stock market which is often driven by transitory considerations.

---------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

     In the 1997 first half, we established a new position in EG&G, Inc. and increased the Portfolio's holdings of ACE, Ltd., Armstrong World Industries, Inc., Canadian Pacific Ltd., General Re Corp. and Lockheed Martin Corp. We eliminated the Portfolio's investments in Columbia/HCA Healthcare Corp., CSX Corp., Electronic Arts, Inc., Shaw Industries and TCI Satellite Entertainment, Inc. and reduced its positions in American International Group, Inc. and Everest Reinsurance Holdings, Inc.

     Net assets were allocated 80% to common stocks and 20% to cash and cash equivalents at June 30, 1997. The Portfolio's above-average cash position is a buffer against market volatility and, more importantly, provides a resource to purchase quality stocks opportunistically as they become available at attractive prices.

     The Portfolio's five largest equity positions at June 30, 1997 were EXEL Ltd., a strongly capitalized specialty insurance company based in Bermuda, representing 5.1% of the Portfolio's net assets; ACE, Ltd., a Bermuda-based provider of excess liability insurance, 4.9% of net assets; Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.8% of net assets; General Re Corp., a leading insurance company, 3.6% of net assets; and Lockheed Martin Corp., a major aerospace and defense contractor, 3.3% of net assets.

     Major industry positions were in the insurance sector, 23.2% of the Portfolio's net assets; banking, 6.4% of net assets; aerospace/defense, 5.3% of net assets; miscellaneous financial services, 5.3% of net assets; and manufacturing, 4.1% of net assets.

                              SMALL CAP PORTFOLIO

     The Small Cap Portfolio delivered excellent returns in both the six and 12 months ended June 30, 1997, significantly exceeding the Russell 2000 Index with dividends included (Russell 2000), a widely followed benchmark which includes smaller capitalization stocks. We achieved these results by being disciplined in our approach of buying reasonably valued companies based on their business fundamentals.

     The Portfolio's total return in the first half of 1997 was 14.6%, outpacing both the 10.2% return of the Russell 2000 and the 8.1% average total return for the small company growth funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio ranked sixth among the 53 funds in this Lipper universe.

     For the 12 months ended June 30, 1997, the Portfolio's total return of 25.5% surpassed the 16.3% return of the Russell 2000 and the 14.2% average return for the funds in the Lipper small company growth funds category. The Portfolio's 12-month results ranked sixth among the 48 funds in this Lipper universe.

     For the five years ended June 30, 1997, the Portfolio provided an average annual total return of 16.0%*, compared with 17.9% for the Russell 2000. The Portfolio's five-year performance was sixth among the seven funds in the Lipper small company growth funds category. From its inception on August 1, 1988 through June 30, 1997, the Portfolio generated an average annual total return of 15.6%*, exceeding the 13.5% average annual total return of the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in undervalued smaller companies with strong competitive positions, high returns on capital and shareholder-oriented managements. Although small-cap stocks as a class have underperformed large-cap stocks for the past three years, we have achieved favorable returns, with what we believe to be below-market risk, by being highly selective in our investments.

     Rather than purchasing start-up companies or highly volatile speculative issues, we concentrate on companies with proven business records, solid financials and good growth prospects. Magellan Health Services, Inc., the Portfolio's largest holding, exemplifies the qualities we look for in an investment, including high returns on invested capital, a leading competitive position to help protect those returns, significant free cash flow which is being used to create shareholder value and a management team oriented toward shareholder interests. Magellan is the largest behavioral health care company in the U.S. The company recently sold its brick-and-mortar hospital business, realizing about $400 million of cash, which it is using to make acquisitions that complement its managed-care business. Magellan is now focused solely on providing managed-care mental health programs for corporations and government agencies. It is the leader in this field, which offers excellent prospects for revenue and earnings growth. At a recent price of about $30 a share, or about 15 times anticipated fiscal 1998 earnings, and with its strong cash flow and favorable growth characteristics, we consider the stock to be an attractive value.

     During the 1997 first half, we established new positions in the common stocks of Ametek, Inc., Durco International, Inc., JLG Industries, Inc., Jostens, Inc., KCS Energy, Inc. and A. Schulman, Inc. Increased positions included E.W. Blanch Holdings, Inc., Magellan Health Services, Inc., St. Mary Land & Exploration Co., Wang Laboratories, Inc. and Westpoint Stevens, Inc. (Class A).

     We eliminated the Portfolio's holdings of ACE, Ltd., Alltrista Corp., Arrow Electronics, Inc., Exabyte Corp. and Jason, Inc. Reductions included Horace Mann Educators Corp., Katz Media Group, Inc., SpaceLabs Medical, Inc. and United Dominion Industries, Ltd.

     At June 30, 1997, the Portfolio's net assets were allocated 85% to common stocks and securities convertible into common stocks and 15% to cash and cash equivalents. The five largest equity positions at the

---------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

end of June were Magellan Health Services, Inc., the largest provider of managed-care behavioral health services in the U.S., representing 3.4% of the Portfolio's net assets; Wang Laboratories, Inc., a systems integration and computer maintenance firm, 2.8% of net assets; St. Mary Land & Exploration Co., an oil and gas exploration and production company, 2.7% of net assets; E.W. Blanch Holdings, Inc., an insurance broker, 2.6% of net assets; and A. Schulman, Inc., which produces plastics and resins, 2.4% of net assets.

     Major industry positions were in the insurance sector, representing 12.8% of the Portfolio's net assets; manufacturing, 9.0% of net assets; printing and publishing, 6.8% of net assets; electronics, 5.8% of net assets; and energy, 5.5% of net assets.

                               MANAGED PORTFOLIO

     The Managed Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression. The Portfolio has consistently ranked as one of the top-performing funds in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category.

     In the 1997 first half, the Portfolio delivered a total return of 14.0%, exceeding the average total return of 10.4% for the funds in the Lipper flexible portfolio universe, although below the total return of 20.6% with dividends included for the Standard & Poor's 500 Index (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. As these performance numbers indicate, most fund managers have trailed the S&P 500 in recent months. During this period, the strong gains of the S&P 500 have been driven primarily by a limited number of very large-capitalization stocks. Broader market indexes, which give less weight to the largest companies, have generally shown much smaller gains than the S&P 500.

     We believe our performance in the 1997 first half continued to be favorable given the nature of the fund and the risk-averse character of our investment philosophy. The Portfolio's first-half performance ranked seventh among the 84 funds in the Lipper flexible portfolio category.

     With a total return of 28.5% for the 12 months ended June 30, 1997, the Portfolio exceeded the 19.4% average return of the funds in the Lipper flexible portfolio category and ranked second among the 78 funds for the period. The return on the S&P 500 was 34.7% in the 12 months.

     For the five years ended June 30, 1997, the Portfolio delivered an average annual return of 21.0%*, compared with 19.8% for the S&P 500. The Portfolio's five-year performance was second among the 50 funds in the Lipper flexible portfolio category. Since its inception on August 1, 1988, the Portfolio has provided an average annual total return of 20.6%*, exceeding the 17.6% return for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in businesses that are worth inherently more, in our judgment, than their asking prices. Looked at another way, we hope to preserve our shareholders' capital in all market conditions, including market corrections, because we remain disciplined about not overpaying for stocks and because the businesses in which we invest tend to generate excess cash which they use to create long-term value for shareholders. We focus on individual companies and try to understand where their businesses are going over the next several years, and are less concerned about attempting to predict where the stock market is heading in the next month.

     We expect the companies owned by the Portfolio to continue to improve their results. The pending merger of McDonnell Douglas Corp. with Boeing Co. should enable our McDonnell Douglas holding to perform well. In the coming months, we expect E.I. du Pont de Nemours & Co. to announce a restructuring which will spur its business performance. While the market has mistakenly, in our view, neglected Citicorp stock much of this year, its business, particularly the two-thirds generated by international operations, continues to surge. Moreover, Citicorp continues to repurchase its shares at a very aggressive pace. Share repurchases add value by reducing the number outstanding, making the remaining shares worth more.

     Our major disappointment this year is Wells Fargo & Co., which has encountered severe difficulties in its merger with First Interstate Bancorp, completed in April 1996. We do not foresee a resolution of these issues before year end. Fortunately, the company continues to repurchase its stock at a high rate of approximately 7% to 8% per year. For many years, Wells Fargo was the most profitable large bank in the world, a position we expect it to regain in the next 12 to 18 months. We continue to own the stock in anticipation it will provide superior returns over time.

---------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

     During the first half, we established new positions in BankBoston Corp. and Computer Associates International Inc. and increased our holdings of nine stocks, including Caterpillar, Inc., Federal Home Loan Mortgage Corp. and McDonnell Douglas Corp. Eliminations were Newport News Shipbuilding, Inc. and Sprint Corp. We reduced the Portfolio's investments in Countrywide Credit Industries, Inc., R.R. Donnelly & Sons Co., Freeport McMoRan Copper & Gold (Class B), Union Pacific Corp. and Unitrode Corp.

     At June 30, 1997, the Portfolio's net assets were allocated 78% to common stocks and securities convertible into common stocks, 1% to Treasury notes and bonds, and 21% to cash and equivalents. The five largest equity positions were E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, representing 4.7% of the Portfolio's net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, being acquired by Boeing Co., 4.6% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.3% of net assets; Tele-Communications, Inc. (Class A), a leading operator of cable television systems, 4.2% of net assets; and Wells Fargo & Co., a leading bank in the Western United States, 4.2% of net assets.

     Major industry positions were in the banking sector, representing 11.8% of the Portfolio's net assets; miscellaneous financial services, 10.1% of net assets; chemicals, 7.6% of net assets; aerospace and defense, 6.8% of net assets; and insurance, 5.0% of net assets.

                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio seeks long-term growth by investing worldwide in superior businesses which trade in the stock market at reasonable values. We believe global diversification is an effective tool for controlling risk and maximizing long-term results by capitalizing on investment opportunity wherever it may exist. Although the U.S. stock market as measured by the Standard & Poor's 500 Index has outperformed most other global markets in recent months, returns from global markets have, in fact, compared very favorably with more broadly based U.S. market indexes during this period.

     The Portfolio continues to deliver favorable results with what we believe to be below-market risk. In the 1997 first half, the Portfolio provided a total return of 14.0%. This compared with a return of 15.4% on Morgan Stanley Capital International's World Index in U.S. dollars with dividends net of local taxes included (World Index) and the average total return of 12.5% for the global funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 16th among the 39 funds in this Lipper category.

     The Portfolio delivered a total return of 21.8% in the 12 months ended June 30, 1997, compared with 22.3% for the World Index and an average of 18.5% for the funds in the Lipper global funds category. The Portfolio's 12-month results were 16th among the 36 funds in this Lipper universe. From inception on March 1, 1995 through June 30, 1997, the Portfolio's average annual total return of 20.9% compared with 21.7% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     In comparison to the country allocations in the World Index, the Portfolio was overweighted in Continental Europe and Latin America at the end of June, approximately market weighted in the United States and Canada, and underweighted in Japan, Asia outside Japan and the United Kingdom. Market allocation is a consequence of individual stock selection, not based on any formula to invest a given percentage of assets in any particular country. We buy the stocks of companies with superior business characteristics, and available at reasonable valuations, regardless of where they are located.

     Our major allocation change during the first half came in May, when we identified many undervalued stocks in Japan in the wake of that stock market's relentless price decline. We increased the Portfolio's Japanese investments, primarily buying companies that are domestically oriented, since we are concerned that the appreciation of the yen could dampen Japanese exports. New positions included Sekisui Chemical (chemicals and housing), Sho-Bond Corp. (building materials), Showa Denko (chemicals), Minolta (photo equipment and supplies), Mycal (junior department stores) and Ryohin Keikaku (merchandising). Compared with 10% of assets at the end of 1996, Japanese investments increased to more than 14% of the Portfolio's net assets as of June 30, 1997. Our decision to add to the Portfolio's Japanese holdings paid off, as the Japanese stock market rallied strongly in the second quarter.

     Many of our investments in Europe are benefiting from the wave of corporate restructurings taking place, including mergers, acquisitions, divestitures and downsizings, to improve performance and increase shareholder value. Two of the United Kingdom companies held in the Portfolio -- Amstrad and Bridon -- were taken over during the first half at significant premiums to our average purchase prices.

     In the United States, the Portfolio owns a diverse group of undervalued companies with high cash flow and strong niche business positions, such as Federal Home Loan Mortgage Corp. (Freddie Mac) and E.I. du Pont de Nemours & Co. There were relatively few buy or sell transactions in the U.S. portion of the Portfolio during the half.

     We are optimistic about global markets. Low inflation, a worldwide phenomenon, and the trend toward free-market economies are creating significant investment opportunities for value-oriented investors like ourselves. At June 30, 1997, net assets of the Portfolio were allocated 58% to international stocks, 33% to U.S. stocks and 9% to foreign and domestic cash and cash equivalents. The largest investment positions outside the United States were in Japan, the United Kingdom, Germany and France.

     The Portfolio's largest international holdings at June 30, 1997 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, representing 3.9% of the Portfolio's net assets; OY Nokia, AB, a Finnish telecommunications equipment company, 1.4% of net assets; SAP AG, a leading German developer of software for businesses worldwide, 1.4% of net assets; Novartis AG, a Swiss-based pharmaceutical company, 1.1% of net assets; and Sony Corp., the Japanese electronics company, 1.1% of net assets.

     The Portfolio's largest U.S. equity holdings were Wells Fargo & Co., a leading bank in the Western United States, 3.7% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 3.3% of net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, being acquired by Boeing Co., 3.1% of net assets; E.I. du Pont de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 2.9% of net assets; and McDonald's Corp., a premier fast-food company with growing global markets, 2.8% of net assets.

     Major industry positions were in the banking sector, 9.0% of net assets; drugs and medical products, 7.4% of net assets; chemicals, 7.4% of net assets; miscellaneous financial services, 7.0% of net assets; and telecommunications, 6.0% of net assets.

                        U.S. GOVERNMENT INCOME PORTFOLIO

     The 1997 first half was a period of modestly positive returns for investors in fixed income securities. The bond market started out the year on a cautious note, with intermediate and long-term securities experiencing negative returns in the first quarter, reflecting investor concerns about the inflation outlook and the prospect that interest rates might be raised by the Federal Reserve. Rates were increased on March 25, but investors took the Fed's action in stride, with the result that the bond market rallied in the second quarter, delivering solid returns across all maturities.

     For the half, the market provided a total return of 2.8%, as measured by the Lehman Brothers Intermediate Government Bond Index (Lehman Index). The total return (dividends paid and change in net asset value assuming the reinvestment of dividends) of the U.S. Government Income Portfolio was 2.2%. This compared with an average total return of 2.7% for the U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 30th among the 34 funds in this Lipper universe.

     The Portfolio is intended for investors seeking high current income from investments in Government securities. The Portfolio primarily invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio generally invests in intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     For the 12 months ended June 30, 1997, the total return of the Portfolio was 5.5%, compared with 7.0% for the Lehman Index and an average of 7.2% for the funds in the Lipper U.S. Government fund category. The Portfolio provided an average annual total return of 7.3% from its inception on January 3, 1995 through June 30, 1997, versus 8.4% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     During the first half, we added to the Portfolio's holdings of mortgage-backed securities to capture additional yield. In addition, we lengthened the average maturity of the Portfolio's investments to approximately
6.7 years at June 30, 1997 from approximately 3.8 years at December 31, 1996.

     At the end of June 1997, the Portfolio's assets were allocated 49% to U.S. Treasury securities, 29% to U.S. Government agency securities, 13% to mortgage-related securities, 7% to corporate notes and bonds, and 2% to cash and cash equivalents.

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks maximum current income consistent with stability of principal and liquidity. The seven-day compounded yield of the Portfolio was 4.80% as of June 30, 1997. The average dollar-weighted portfolio maturity was 30 days.

     We manage the Portfolio conservatively, recognizing that shareholders of money market funds view liquidity and safety of principal as their most important objectives. Safety of principal is our first priority. Rather than subjecting the Money Market Portfolio to additional risk to achieve a higher return, we maintain a rigorous approach to analyzing and investing in quality credits. These include the short-term securities of leading financial institutions and industrial companies in the United States and abroad, as well as marketable obligations of the United States Government, its agencies and instrumentalities. At June 30, 1997, 81% of the Portfolio's assets were allocated to short-term corporate notes, with the remaining assets invested in U.S. Government agency securities.

     Although the Money Market Portfolio seeks to maintain its share price at $1.00, an investment in the Portfolio is not guaranteed or insured by the U.S. Government, and there is no assurance that the Portfolio will maintain a constant price of $1.00 per share.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                               VALUE
----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTE - .9%
$  240,000   Federal Home Loan Bank, 5.41%, 7/30/97(cost - $238,954)..............  $   238,954
                                                                                     ----------
             SHORT-TERM CORPORATE NOTES - 18.5%
             AUTOMOTIVE - 3.3%
             Ford Motor Credit Co.,
$  150,000   5.51%, 7/15/97.......................................................  $   149,679
   125,000   5.53%, 7/22/97.......................................................      124,597
   555,000   5.54%, 7/22/97.......................................................      553,206
                                                                                     ----------
                                                                                        827,482
                                                                                     ----------
             BANKING - 2.9%
   745,000   Norwest Financial Inc., 5.53%, 7/14/97...............................      743,512
                                                                                     ----------
             MACHINERY/ENGINEERING - 3.4%
             Deere (John) Capital Corp.,
   180,000   5.51%, 7/17/97.......................................................      179,559
   685,000   5.53%, 7/28/97.......................................................      682,159
                                                                                     ----------
                                                                                        861,718
                                                                                     ----------
             MISCELLANEOUS FINANCIAL SERVICES - 4.5%
 1,150,000   American Express Credit Corp., 5.51%, 7/17/97........................    1,147,184
                                                                                     ----------
             TECHNOLOGY - 4.4%
 1,100,000   IBM Credit Corp., 5.51%, 7/15/97.....................................    1,097,643
                                                                                     ----------
             Total Short-Term Corporate Notes (cost - $4,677,539).................  $ 4,677,539
                                                                                     ----------

  SHARES
             COMMON STOCKS - 80.3%
             AEROSPACE/DEFENSE - 5.3%
     8,000   Lockheed Martin Corp. ...............................................  $   828,500
     7,494   McDonnell Douglas Corp. .............................................      513,339
                                                                                     ----------
                                                                                      1,341,839
                                                                                     ----------
             BANKING - 6.4%
     6,556   Citicorp ............................................................      790,408
     3,033   Wells Fargo & Co. ...................................................      817,393
                                                                                     ----------
                                                                                      1,607,801
                                                                                     ----------
             CHEMICALS - 3.3%
     4,000   du Pont (E.I.) de Nemours & Co. .....................................      251,500
     7,698   Hercules, Inc. ......................................................      368,542
     4,910   Monsanto Co. ........................................................      211,437
                                                                                     ----------
                                                                                        831,479
                                                                                     ----------
             CONGLOMERATES - 2.6%
     4,312   General Electric Co. ................................................      281,897
     8,500   Tenneco, Inc.........................................................      384,094
                                                                                     ----------
                                                                                        665,991
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    ----------
             COMMON STOCKS (CONTINUED)
             CONSUMER PRODUCTS - 2.0%
     3,844   Avon Products, Inc. .................................................  $   271,242
     6,843   Mattel, Inc. ........................................................      231,807
                                                                                     ----------
                                                                                        503,049
                                                                                     ----------
             DRUGS & MEDICAL PRODUCTS - 2.8%
    14,042   Becton, Dickinson & Co. .............................................      710,876
                                                                                     ----------
             ELECTRONICS - 3.0%
     4,038   Arrow Electronics, Inc.*.............................................      214,519
    24,000   EG & G, Inc. ........................................................      540,000
                                                                                     ----------
                                                                                        754,519
                                                                                     ----------
             ENERGY - 1.1%
       697   El Paso Natural Gas Co. .............................................       38,335
     4,996   Triton Energy Ltd.*..................................................      228,879
                                                                                     ----------
                                                                                        267,214
                                                                                     ----------
             FOOD SERVICES - 2.0%
    10,500   McDonald's Corp. ....................................................      507,281
                                                                                     ----------
             HEALTH & HOSPITALS - 3.2%
    27,750   Tenet Healthcare Corp.*..............................................      820,359
                                                                                     ----------
             INSURANCE - 23.2%
    16,700   ACE Ltd. ............................................................    1,233,713
     7,372   AFLAC, Inc. .........................................................      348,327
     1,262   American International Group, Inc. ..................................      188,511
    12,000   Everest Reinsurance Holdings, Inc. ..................................      475,500
    24,452   EXEL Ltd. ...........................................................    1,289,843
     5,000   General Re Corp. ....................................................      910,000
    10,000   Mid Ocean Ltd. ......................................................      524,375
     4,579   Progressive Corp. (Ohio).............................................      398,373
    13,000   RenaissanceRe Holdings Ltd. .........................................      495,625
                                                                                     ----------
                                                                                      5,864,267
                                                                                     ----------
             LEISURE - 2.3%
    14,000   Carnival Corp. ......................................................      577,500
                                                                                     ----------
             MACHINERY/ENGINEERING - 3.8%
     9,000   Caterpillar, Inc. ...................................................      966,375
                                                                                     ----------
             MANUFACTURING - 4.1%
     6,000   Armstrong World Industries, Inc. ....................................      440,250
    17,560   LucasVarity Corp. PLC ADR............................................      608,015
                                                                                     ----------
                                                                                      1,048,265
                                                                                     ----------
             MISCELLANEOUS FINANCIAL SERVICES - 5.3%
    19,912   Countrywide Credit Industries, Inc. .................................      621,006
    20,620   Federal Home Loan Mortgage Corp. ....................................      708,812
                                                                                     ----------
                                                                                      1,329,818
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED)(CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             PRINTING/PUBLISHING - 1.6%
    11,000   Donnelley (R.R.) & Sons Co. .........................................  $   402,875
                                                                                     ----------
             RETAIL - 2.2%
    11,888   May Department Stores Co. ...........................................      561,708
                                                                                     ----------
             TELECOMMUNICATIONS - 2.7%
     6,000   Sprint Corp. ........................................................      315,750
    25,000   Tele-Communications, Inc. (Class A)*.................................      371,875
                                                                                     ----------
                                                                                        687,625
                                                                                     ----------
             TRANSPORTATION - 3.4%
     4,300   AMR Corp.*...........................................................      397,750
    16,000   Canadian Pacific Ltd.................................................      455,000
                                                                                     ----------
                                                                                        852,750
                                                                                     ----------
             Total Common Stocks (cost - $14,087,737).............................  $20,301,591
                                                                                     ----------
             Total Investments (cost - $19,004,230)....................   99.7%    $25,218,084
             Other Assets in Excess of Liabilities.....................    0.3          74,626
                                                                         -----     -----------
             Total Net Assets..........................................  100.0%    $25,292,710
                                                                         =====     ===========

---------------
* Non-income producing security.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $19,004,230)......................................  $25,218,084
Cash............................................................................       52,668
Dividends receivable............................................................       20,848
Receivable from fund shares sold................................................       14,368
Other assets....................................................................        1,004
                                                                                  -----------
  Total Assets..................................................................   25,306,972
                                                                                  -----------

LIABILITIES
Investment advisory fee payable.................................................        1,667
Payable for fund shares redeemed................................................          952
Other payables and accrued expenses.............................................       11,643
                                                                                  -----------
  Total Liabilities.............................................................       14,262
                                                                                  -----------

  Total Net Assets..............................................................  $25,292,710
                                                                                  ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share)......................................................  $     7,716
Paid-in-capital in excess of par................................................   18,627,928
Accumulated undistributed net investment income.................................      139,630
Accumulated undistributed net realized gain on investments......................      303,582
Net unrealized appreciation on investments......................................    6,213,854
                                                                                  -----------

  Total Net Assets..............................................................  $25,292,710
                                                                                  ===========

Fund shares outstanding.........................................................      771,634
                                                                                  -----------

Net asset value per share.......................................................  $     32.78
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Dividends......................................................................  $  149,752
  Interest.......................................................................      97,795
                                                                                   ----------
     Total investment income.....................................................     247,547
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................      86,822
  Custodian fees (note 1G).......................................................       7,528
  Transfer and dividend disbursing agent fees....................................       4,626
  Audit fees.....................................................................       4,165
  Trustees' fees and expenses....................................................       2,203
  Reports and notices to shareholders............................................       1,937
  Legal fees.....................................................................       1,091
  Miscellaneous..................................................................         246
                                                                                   ----------
     Total operating expenses....................................................     108,618
     Less: Expenses offset (note 1G).............................................        (701)
                                                                                   ----------
          Net operating expenses.................................................     107,917
                                                                                   ----------
          Net investment income..................................................     139,630
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments...............................................     303,581

  Net change in unrealized appreciation (depreciation) on investments............   2,471,711
                                                                                   ----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   2,775,292
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $2,914,922
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED         YEAR ENDED
                                                             JUNE 30, 1997(1)      DECEMBER 31, 1996
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   139,630           $   188,895
Net realized gain on investments...........................         303,581               672,433
Net change in unrealized appreciation (depreciation) on
  investments..............................................       2,471,711             2,218,378
                                                                -----------            ----------
     Net increase in net assets resulting from
       operations..........................................       2,914,922             3,079,706
                                                                -----------            ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (188,895)             (111,781)
Net realized gains.........................................        (672,433)             (223,969)
                                                                -----------            ----------
     Total dividends and distributions to shareholders.....        (861,328)             (335,750)
                                                                -----------            ----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       3,388,606             9,184,397
Reinvestment of dividends and distributions................         861,328               335,750
Cost of shares redeemed....................................        (853,816)           (1,457,087)
                                                                -----------            ----------
     Net increase in net assets from fund share
       transactions........................................       3,396,118             8,063,060
                                                                -----------            ----------

          Total increase in net assets.....................       5,449,712            10,807,016

NET ASSETS
Beginning of period........................................      19,842,998             9,035,982
                                                                -----------            ----------
End of period (including undistributed net investment
  income of $139,630 and $188,895, respectively)...........     $25,292,710           $19,842,998
                                                                ===========            ==========

SHARES ISSUED AND REDEEMED
Issued.....................................................         111,055               339,540
Issued in reinvestment of dividends and distributions......          28,807                13,029
Redeemed...................................................         (28,038)              (53,448)
                                                                -----------            ----------
     Net increase..........................................         111,824               299,121
                                                                ===========            ==========

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $4,820, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $1,518.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $2,006,683 and $1,828,102, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $6,214,033, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $179 and net unrealized appreciation for Federal income tax purposes is $6,213,854. Federal income tax cost basis of portfolio securities is $19,004,230 at June 30, 1997.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                      YEARS ENDED DECEMBER 31,
                                SIX MONTHS ENDED     --------------------------     SEPTEMBER 16, 1994(1)
                                JUNE 30, 1997(7)        1996            1995         TO DECEMBER 31, 1994
                                ----------------     -----------     ----------     ----------------------
Net asset value, beginning of
  period......................    $      30.07       $     25.05     $    18.12           $    18.57
                                   -----------       -----------     ----------           ----------
Income from investment
  operations:
Net investment income.........            0.18              0.21           0.31                 0.09
Net realized and unrealized
  gain (loss) on
  investments.................            3.81              5.52           6.71                (0.54)
                                   -----------       -----------     ----------           ----------
  Total from investment
     operations...............            3.99              5.73           7.02                (0.45)
                                   -----------       -----------     ----------           ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from
  net investment income.......           (0.28)            (0.24)         (0.09)                  --
Distributions to shareholders
  from net realized gains.....           (1.00)            (0.47)            --                   --
                                   -----------       -----------     ----------           ----------
  Total dividends and
     distributions to
     shareholders.............           (1.28)            (0.71)         (0.09)                  --
                                   -----------       -----------     ----------           ----------
Net asset value, end of
  period......................    $      32.78       $     30.07     $    25.05           $    18.12
                                   ===========       ===========     ==========           ==========
Total return (2)..............           13.7%             23.4%          38.9%                (2.4%)
                                   ===========       ===========     ==========           ==========
Net assets, end of period.....    $ 25,292,710       $19,842,998     $9,035,982           $4,281,256
                                   -----------       -----------     ----------           ----------
Ratio of net operating
  expenses to average net
  assets (5)..................           1.00%(3,4)        0.93%(6)       0.72%(6)             0.72%(3,6)
                                   -----------       -----------     ----------           ----------
Ratio of net investment income
  to average net assets.......           1.29%(3,4)        1.29%(6)       1.74%(6)             1.80%(3,6)
                                   -----------       -----------     ----------           ----------
Portfolio turnover rate.......             10%               36%            31%                   6%
                                   -----------       -----------     ----------           ----------
Average commission rate.......    $     0.0566       $    0.0588             --                   --
                                   -----------       -----------     ----------           ----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $21,885,297.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                               VALUE
----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTE - 1.1%
$  675,000   Federal Home Loan Mortgage Corp., 5.40%, 8/7/97 (cost - $671,254)....  $   671,254
                                                                                    -----------

             SHORT-TERM CORPORATE NOTES - 14.3%
             AUTOMOTIVE - 2.8%
$1,630,000   Ford Motor Credit Co., 5.53%, 7/15/97................................  $ 1,626,495
                                                                                    -----------
             INSURANCE - 3.1%
 1,840,000   Prudential Funding Corp., 5.54%, 7/31/97.............................    1,831,505
                                                                                    -----------
             MACHINERY/ENGINEERING - 2.9%
             Deere (John) Capital Corp.,
   240,000   5.40%, 7/3/97........................................................      239,928
 1,500,000   5.49%, 7/3/97........................................................    1,499,542
                                                                                    -----------
                                                                                      1,739,470
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - 1.3%
   740,000   Beneficial Corp., 5.50%, 7/16/97.....................................      738,304
                                                                                    -----------
             TECHNOLOGY - 4.2%
 2,500,000   IBM Credit Corp., 5.51%, 7/15/97.....................................    2,494,643
                                                                                    -----------

             Total Short-Term Corporate Notes (cost - $8,430,417).................  $ 8,430,417
                                                                                    -----------

             CONVERTIBLE CORPORATE BOND - .1%
             REAL ESTATE - .1%
$   49,995   Security Capital Group, Inc., 12.00%, 6/30/14 (A) (cost - $45,368)...  $    60,161
                                                                                    -----------

  SHARES
             COMMON STOCKS - 84.7%
             ADVERTISING - .2%
    18,000   Katz Media Group, Inc.*..............................................  $   118,125
                                                                                    -----------
             AEROSPACE/DEFENSE - 1.2%
    28,800   Tracor, Inc.*........................................................      723,600
                                                                                    -----------
             AUTOMOTIVE - 1.9%
    20,700   Borg-Warner Automotive, Inc. ........................................    1,119,094
                                                                                    -----------
             BUILDING & CONSTRUCTION - 2.6%
    29,200   Chicago Bridge & Iron Co.*...........................................      646,050
    17,800   Dal-Tile International, Inc.*........................................      330,413
    42,900   JLG Industries, Inc. ................................................      584,512
                                                                                    -----------
                                                                                      1,560,975
                                                                                    -----------
             CHEMICALS - 4.3%
    47,100   McWhorter Technologies, Inc.*........................................    1,124,513
    57,200   Schulman (A.), Inc. .................................................    1,408,550
                                                                                    -----------
                                                                                      2,533,063
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             COMPUTER SERVICES - 4.1%
    22,100   BA Merchants Services, Inc.*.........................................  $   421,281
    46,367   BancTec, Inc.*.......................................................    1,202,644
    17,500   BDM International, Inc.*.............................................      402,500
    25,800   Reynolds & Reynolds Co. .............................................      406,350
                                                                                    -----------
                                                                                      2,432,775
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 4.4%
    21,100   Dentsply International, Inc. ........................................    1,033,900
    44,700   SpaceLabs Medical, Inc.*.............................................    1,139,850
    23,200   Vital Signs, Inc. ...................................................      407,450
                                                                                    -----------
                                                                                      2,581,200
                                                                                    -----------
             ELECTRONICS - 5.8%
    30,300   EG & G, Inc. ........................................................      681,750
    54,700   Exar Corp.*..........................................................    1,176,050
    33,620   Oak Industries, Inc.*................................................      966,575
    24,400   Watts Industries, Inc.*..............................................      585,600
                                                                                    -----------
                                                                                      3,409,975
                                                                                    -----------
             ENERGY - 5.5%
    35,400   KCS Energy, Inc. ....................................................      721,275
    22,100   Nuevo Energy Co.*....................................................      906,100
    45,100   St. Mary Land & Exploration Co. .....................................    1,584,138
                                                                                    -----------
                                                                                      3,211,513
                                                                                    -----------
             HEALTH & HOSPITALS - 3.4%
    68,500   Magellan Health Services, Inc*.......................................    2,020,750
                                                                                    -----------
             INSURANCE - 12.8%
    66,600   Capsure Holdings Corp.*..............................................      861,637
    38,000   Corvel Corp.*........................................................    1,092,500
    22,422   Delphi Financial Group, Inc.*........................................      863,247
    57,000   E.W. Blanch Holdings, Inc. ..........................................    1,521,188
    46,500   Gryphon Holdings, Inc. ..............................................      709,125
    14,000   Horace Mann Educators Corp. .........................................      686,000
    23,300   RenaissanceRe Holdings Ltd. .........................................      888,313
    26,700   United Wisconsin Services, Inc. .....................................      899,456
                                                                                    -----------
                                                                                      7,521,466
                                                                                    -----------
             MACHINERY/ENGINEERING - 4.8%
    28,100   Ametek, Inc. ........................................................      660,350
    29,400   Durco International, Inc. ...........................................      859,950
    16,900   Kaydon Corp. ........................................................      838,663
    19,200   United Dominion Industries, Ltd. ....................................      471,600
                                                                                    -----------
                                                                                      2,830,563
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             MANUFACTURING - 9.0%
   183,900   Baldwin Technology Co. (Class A)*....................................  $   551,700
    53,000   Easco, Inc...........................................................      516,750
    18,800   Jostens, Inc.........................................................      502,900
    32,700   Keystone International, Inc..........................................    1,134,281
    44,400   Lydall, Inc.*........................................................      937,950
    55,600   Omniquip International, Inc.*........................................    1,285,750
     7,300   Roper Industries, Inc................................................      378,687
                                                                                    -----------
                                                                                      5,308,018
                                                                                    -----------
             MEDIA/BROADCASTING - 1.7%
    24,500   American Radio Systems Corp.*........................................      976,938
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - 3.6%
    32,500   BISYS Group, Inc.*...................................................    1,356,875
    17,100   Enhance Financial Services Group, Inc. ..............................      750,262
                                                                                    -----------
                                                                                      2,107,137
                                                                                    -----------
             PAPER PRODUCTS - .7%
    22,500   Rock-Tenn Co. .......................................................      395,156
                                                                                    -----------
             PRINTING/PUBLISHING - 6.8%
    24,900   Bowne & Co., Inc. ...................................................      868,387
    15,800   Harland (John. H.) Co. ..............................................      360,437
    88,100   Hollinger International, Inc. .......................................      985,619
    82,400   International Imaging Materials, Inc.*...............................    1,339,000
     5,700   Merrill Corp.........................................................      207,338
    92,500   Nu-Kote Holdings, Inc. (Class A)*....................................      231,250
                                                                                    -----------
                                                                                      3,992,031
                                                                                    -----------
             REAL ESTATE - .1%
        66   Security Capital Group, Inc. (A).....................................       83,073
                                                                                    -----------
             RETAIL - .8%
    24,400   Ann Taylor Stores Corp.*.............................................      475,800
                                                                                    -----------
             TECHNOLOGY - 5.4%
   132,000   Auspex Systems, Inc.*................................................    1,270,500
     7,100   Cable Design Technologies*...........................................      209,006
    78,800   Wang Laboratories, Inc.*.............................................    1,679,425
                                                                                    -----------
                                                                                      3,158,931
                                                                                    -----------
             TELECOMMUNICATIONS - 2.4%
    18,300   ACC Corp.*...........................................................      565,013
       800   Plantronics, Inc.*...................................................       40,100
    22,300   TCA Cable TV, Inc. ..................................................      839,037
                                                                                    -----------
                                                                                      1,444,150
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             TEXTILES/APPAREL - 2.2%
    20,200   Burlington Industries, Inc.*.........................................  $   242,400
     5,000   Guilford Mills, Inc..................................................      104,062
    23,500   Westpoint Stevens, Inc. (Class A)*...................................      919,438
                                                                                    -----------
                                                                                      1,265,900
                                                                                    -----------
             TRANSPORTATION - 1.0%
    41,350   Interpool, Inc.......................................................      609,913
                                                                                    -----------

             Total Common Stocks (cost - $42,626,469).............................  $49,880,146
                                                                                    -----------
             Total Investments (cost - $51,773,508).......................  100.2%    $59,041,978
             Liabilities in Excess of Other Assets........................   (0.2)        (93,309)
                                                                            -----     -----------
             Total Net Assets.............................................  100.0%    $58,948,669
                                                                            =====      ==========

---------------
* Non-income producing security.

(A) Restricted securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                          DATE OF         PAR                  AVERAGE     FAIR VALUE AS OF
                     DESCRIPTION                        ACQUISITION     AMOUNT      SHARES      COST        JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------------
Security Capital Group, Inc. 12.00%, 6/30/14..........    9/16/94       $49,995        --       $  91           $  120
Security Capital Group, Inc. Common Stock.............    9/16/94            --        66         949            1,259

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $51,773,508)......................................  $59,041,978
Cash............................................................................        7,817
Receivable from investments sold................................................      390,380
Receivable from fund shares sold................................................      103,946
Dividends receivable............................................................       16,266
Interest receivable.............................................................        6,795
Other assets....................................................................        1,406
                                                                                  -----------
  Total Assets..................................................................   59,568,588
                                                                                  -----------

LIABILITIES
Payable for investments purchased...............................................      589,999
Payable for fund shares redeemed................................................        6,101
Investment advisory fee payable.................................................        3,808
Other payables and accrued expenses.............................................       20,011
                                                                                  -----------
  Total Liabilities.............................................................      619,919
                                                                                  -----------

  Total Net Assets..............................................................  $58,948,669
                                                                                  ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share)......................................................  $    23,833
Paid-in-capital in excess of par................................................   48,759,952
Accumulated undistributed net investment income.................................      129,800
Accumulated undistributed net realized gain on investments......................    2,766,614
Net unrealized appreciation on investments......................................    7,268,470
                                                                                  -----------

  Total Net Assets..............................................................  $58,948,669
                                                                                  ===========

Fund shares outstanding.........................................................    2,383,326
                                                                                  -----------

Net asset value per share.......................................................  $     24.73
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Interest.......................................................................  $  189,707
  Dividends......................................................................     153,844
                                                                                   ----------
     Total investment income.....................................................     343,551
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................     172,578
  Custodian fees (note 1G).......................................................      15,699
  Trustees' fees and expenses....................................................       6,549
  Transfer and dividend disbursing agent fees....................................       4,751
  Audit fees.....................................................................       4,413
  Reports and notices to shareholders............................................       4,136
  Legal fees.....................................................................       1,560
  Miscellaneous..................................................................       4,891
                                                                                   ----------
     Total operating expenses....................................................     214,577
     Less: Expenses offset (note 1G).............................................        (826)
                                                                                   ----------
          Net operating expenses.................................................     213,751
                                                                                   ----------
          Net investment income..................................................     129,800
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments...............................................   2,775,415

  Net change in unrealized appreciation (depreciation) on investments............   4,013,251
                                                                                   ----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   6,788,666
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $6,918,466
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED         YEAR ENDED
                                                             JUNE 30, 1997(1)      DECEMBER 31, 1996
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   129,800           $   226,925
Net realized gain on investments...........................       2,775,415             1,679,412
Net change in unrealized appreciation (depreciation) on
  investments..............................................       4,013,251             2,142,715
                                                                -----------           -----------
     Net increase in net assets resulting from
       operations..........................................       6,918,466             4,049,052
                                                                -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (226,925)             (211,870)
Net realized gains.........................................      (1,600,322)             (544,700)
                                                                -----------           -----------
     Total dividends and distributions to shareholders.....      (1,827,247)             (756,570)
                                                                -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................      20,049,793            17,604,938
Reinvestment of dividends and distributions................       1,827,247               756,533
Cost of shares redeemed....................................      (2,276,261)           (3,401,674)
                                                                -----------           -----------
     Net increase in net assets from fund share
       transactions........................................      19,600,779            14,959,797
                                                                -----------           -----------

          Total increase in net assets.....................      24,691,998            18,252,279

NET ASSETS
Beginning of period........................................      34,256,671            16,004,392
                                                                -----------           -----------

End of period (including undistributed net investment
  income of $129,800 and $226,925, respectively)...........     $58,948,669           $34,256,671
                                                                ===========           ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................         885,839               837,586
Issued in reinvestment of dividends and distributions......          83,857                38,520
Redeemed...................................................        (101,620)             (164,530)
                                                                -----------           -----------
     Net increase..........................................         868,076               711,576
                                                                ===========           ===========

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)
(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $80,508, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $20,686.

(3) PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities were $35,011,021 and $20,175,495, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $8,547,833, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,288,163, and net unrealized appreciation for Federal income tax purposes is $7,259,670. Federal income tax cost basis of portfolio securities is $51,782,308 at June 30, 1997.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     YEARS ENDED DECEMBER 31,
                               SIX MONTHS ENDED     ---------------------------     SEPTEMBER 16, 1994(1)
                               JUNE 30, 1997(7)        1996            1995         TO DECEMBER 31, 1994
                               ----------------     -----------     -----------     ---------------------
Net asset value, beginning of
  period.....................    $      22.61       $     19.91     $     17.38          $     17.49
                                  -----------       -----------     -----------           ----------

Income from investment
  operations:
Net investment income........            0.03              0.14            0.26                 0.06
Net realized and unrealized
  gain (loss) on
  investments................            3.14              3.45            2.37                (0.17)
                                  -----------       -----------     -----------           ----------
  Total from investment
     operations..............            3.17              3.59            2.63                (0.11)
                                  -----------       -----------     -----------           ----------

Dividends and distributions
  to shareholders:
Dividends to shareholders
  from net investment
  income.....................           (0.13)            (0.25)          (0.05)                  --
Distributions to shareholders
  from net realized gains....           (0.92)            (0.64)          (0.05)                  --
                                  -----------       -----------     -----------           ----------
  Total dividends and
     distributions to
     shareholders............           (1.05)            (0.89)          (0.10)                  --
                                  -----------       -----------     -----------           ----------

Net asset value, end of
  period.....................    $      24.73       $     22.61     $     19.91          $     17.38
                                  ===========       ===========     ===========           ==========

Total return (2).............           14.6%             18.7%           15.2%                (0.6%)
                                  ===========       ===========     ===========           ==========

Net assets, end of period....    $ 58,948,669       $34,256,671     $16,004,392          $ 9,210,443
                                  -----------       -----------     -----------           ----------

Ratio of net operating
  expenses to average net
  assets (5).................           0.99%(3,4)        0.93%(6)        0.74%(6)             0.74%(3,6)
                                  -----------       -----------     -----------           ----------

Ratio of net investment
  income to average net
  assets.....................           0.60%(3,4)        1.03%(6)        1.75%(6)             1.22%(3,6)
                                  -----------       -----------     -----------           ----------

Portfolio turnover rate......             54%               50%             69%                  32%
                                  -----------       -----------     -----------           ----------

Average commission rate......    $     0.0544       $    0.0493              --                   --
                                  -----------       -----------     -----------           ----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $43,502,064.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                              VALUE
----------                                                                         ------------
             U.S. GOVERNMENT AGENCY NOTES - 1.4%
             Federal Home Loan Bank,
$  525,000   5.36%, 7/1/97.......................................................  $    525,000
 1,245,000   5.40%, 7/24/97......................................................     1,240,705
 2,190,000   5.40%, 8/7/97.......................................................     2,177,845
                                                                                   ------------
             Total U.S. Government Agency Notes (cost - $3,943,550)..............  $  3,943,550
                                                                                   ------------

             SHORT-TERM CORPORATE NOTES - 22.8%
             AUTOMOTIVE - 1.8%
             Ford Motor Credit Co.,
$4,445,000   5.53%, 7/31/97......................................................  $  4,424,516
   590,000   5.54%, 7/31/97......................................................       587,276
                                                                                   ------------
                                                                                      5,011,792
                                                                                   ------------
             BANKING - 4.3%
12,295,000   Norwest Financial Inc., 5.53%, 7/14/97..............................    12,270,447
                                                                                   ------------
             CONGLOMERATES - 4.0%
11,400,000   General Electric Capital Corp., 5.54%, 7/31/97......................    11,347,370
                                                                                   ------------
             MACHINERY/ENGINEERING - 2.9%
             Deere (John) Capital Corp.,
 4,830,000   5.45%, 7/3/97.......................................................     4,828,538
 2,010,000   5.49%, 7/3/97.......................................................     2,009,387
 1,390,000   5.53%, 7/28/97......................................................     1,384,235
                                                                                   ------------
                                                                                      8,222,160
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 8.9%
10,000,000   American Express Credit Corp., 5.54%, 7/29/97.......................     9,956,911
 5,380,000   Household Finance Corp., 5.50%, 7/14/97.............................     5,369,315
 9,940,000   Merrill Lynch & Co., Inc., 5.55%, 7/21/97...........................     9,909,352
                                                                                   ------------
                                                                                     25,235,578
                                                                                   ------------
             TECHNOLOGY - .9%
             IBM Credit Corp.,
   675,000   5.50%, 7/15/97......................................................       673,556
 1,810,000   5.51%, 7/15/97......................................................     1,806,122
                                                                                   ------------
                                                                                      2,479,678
                                                                                   ------------
             Total Short-Term Corporate Notes (cost - $64,567,025)...............  $ 64,567,025
                                                                                   ------------

             U.S. TREASURY NOTES AND BONDS - .6%
$  700,000   6.25%, 8/15/23......................................................  $    648,046
   630,000   7.875%, 4/15/98.....................................................       640,237
   297,500   7.875%, 8/15/01.....................................................       313,538
                                                                                   ------------
             Total U.S. Treasury Notes and Bonds (cost - $1,512,217).............  $  1,601,821
                                                                                   ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                              VALUE
----------                                                                         ------------
             CONVERTIBLE CORPORATE BOND - .2%
             REAL ESTATE - .2%
$  614,371   Security Capital Group, Inc., 12.00%, 6/30/14 (A)
             (cost - $557,508)...................................................  $    739,294
                                                                                   ------------
  SHARES
----------
             CONVERTIBLE PREFERRED STOCK - .0%
             RETAIL - .0%
     2,478   Venture Stores, Inc., $3.25 Conv. Pfd. (cost - $102,527)............  $     39,029
                                                                                   ------------

             COMMON STOCKS - 78.2%
             AEROSPACE/DEFENSE - 6.8%
    60,000   Lockheed Martin Corp. ..............................................  $  6,213,750
   190,000   McDonnell Douglas Corp. ............................................    13,015,000
                                                                                   ------------
                                                                                     19,228,750
                                                                                   ------------
             BANKING - 11.8%
    90,000   BankBoston Corp. ...................................................     6,485,625
    97,000   Citicorp ...........................................................    11,694,562
    10,400   First Empire State Corp. ...........................................     3,504,800
    44,000   Wells Fargo & Co. ..................................................    11,858,000
                                                                                   ------------
                                                                                     33,542,987
                                                                                   ------------
             CHEMICALS - 7.6%
   210,000   du Pont (E.I.) de Nemours & Co. ....................................    13,203,750
   100,000   Hercules, Inc. .....................................................     4,787,500
    80,000   Monsanto Co. .......................................................     3,445,000
                                                                                   ------------
                                                                                     21,436,250
                                                                                   ------------
             COMPUTER SERVICES - 1.0%
    50,000   Computer Associates International Inc. .............................     2,784,375
                                                                                   ------------
             CONGLOMERATES - 3.2%
   200,000   Tenneco, Inc........................................................     9,037,500
                                                                                   ------------
             CONSUMER PRODUCTS - 3.9%
   325,200   Mattel, Inc. .......................................................    11,016,150
                                                                                   ------------
             DRUGS & MEDICAL PRODUCTS - 2.3%
   130,000   Becton, Dickinson & Co..............................................     6,581,250
                                                                                   ------------
             ENERGY - 1.3%
    70,000   Triton Energy Ltd.*.................................................     3,206,875
    20,000   Union Pacific Resources Group, Inc..................................       497,500
                                                                                   ------------
                                                                                      3,704,375
                                                                                   ------------
             FOOD SERVICES - 3.6%
   210,000   McDonald's Corp.....................................................    10,145,625
                                                                                   ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                              VALUE
----------                                                                         ------------
             COMMON STOCKS (CONTINUED)
             INSURANCE - 5.0%
    74,700   ACE Ltd.............................................................  $  5,518,462
   138,600   EXEL Ltd............................................................     7,311,150
    15,400   Transamerica Corp...................................................     1,440,863
                                                                                   ------------
                                                                                     14,270,475
                                                                                   ------------
             MACHINERY/ENGINEERING - 4.2%
110,000...   Caterpillar, Inc....................................................    11,811,250
                                                                                   ------------
             METALS & MINING - 2.0%
   182,300   Freeport McMoRan Copper & Gold (Class B)............................     5,674,088
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 10.1%
    70,000   American Express Co. ...............................................     5,215,000
   130,000   Countrywide Credit Industries, Inc. ................................     4,054,375
   355,000   Federal Home Loan Mortgage Corp. ...................................    12,203,125
   160,600   Federal National Mortgage Assoc. ...................................     7,006,175
                                                                                   ------------
                                                                                     28,478,675
                                                                                   ------------
             PAPER PRODUCTS - 2.9%
   150,000   Champion International Corp. .......................................     8,287,500
                                                                                   ------------
             PRINTING/PUBLISHING - .3%
    25,000   Donnelley (R.R.) & Sons Co. ........................................       915,625
                                                                                   ------------
             RAILROADS - 2.1%
    85,000   Union Pacific Corp. ................................................     5,992,500
                                                                                   ------------
             REAL ESTATE - .4%
       811   Security Capital Group, Inc. (A)....................................     1,020,796
                                                                                   ------------
             TECHNOLOGY - 5.0%
    38,900   Intel Corp. ........................................................     5,516,506
   206,400   National Semiconductor Corp.*.......................................     6,321,000
    48,000   Unitrode Corp.*.....................................................     2,418,000
                                                                                   ------------
                                                                                     14,255,506
                                                                                   ------------
             TELECOMMUNICATIONS - 4.2%
   800,000   Tele-Communications, Inc. (Class A)*................................    11,900,000
                                                                                   ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                              VALUE
----------                                                                         ------------
             COMMON STOCKS (CONTINUED)
             WASTE DISPOSAL - .5%
    47,818   Waste Management Inc. ..............................................  $  1,536,153
                                                                                   ------------

             Total Common Stocks (cost - $157,878,096)...........................  $221,619,830
                                                                                   ------------
               Total Investments (cost - $228,560,923)................  103.2%    $292,510,549
               Liabilities in Excess of Other Assets..................   (3.2)      (9,104,888)
                                                                        -----     ------------
               Total Net Assets.......................................  100.0%    $283,405,661
                                                                        =====     ============

---------------
* Non-income producing security.

(A) Restricted Securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                         DATE OF         PAR                   AVERAGE     FAIR VALUE AS OF
                       DESCRIPTION                     ACQUISITION      AMOUNT      SHARES      COST        JUNE 30, 1997
    -----------------------------------------------------------------------------------------------------------------------
    Security Capital Group, Inc. 12.00%, 6/30/14.....    9/16/94       $614,371        --       $  91           $  120
    Security Capital Group, Inc. Common Stock........    9/16/94             --       811         949            1,259

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $228,560,923)....................................  $292,510,549
Cash...........................................................................        20,234
Receivable from fund shares sold...............................................       154,952
Interest receivable............................................................       119,182
Dividends receivable...........................................................       101,991
Other assets...................................................................         4,301
                                                                                 ------------
  Total Assets.................................................................   292,911,209
                                                                                 ------------

LIABILITIES
Payable for investments purchased..............................................     9,303,187
Payable for fund shares redeemed...............................................       136,128
Investment advisory fee payable................................................        18,581
Other payables and accrued expenses............................................        47,652
                                                                                 ------------
  Total Liabilities............................................................     9,505,548
                                                                                 ------------

  Total Net Assets.............................................................  $283,405,661
                                                                                 ============

COMPOSITION OF NET ASSETS
Par value ($.01 per share).....................................................  $     71,753
Paid-in-capital in excess of par...............................................   213,136,971
Accumulated undistributed net investment income................................     1,561,847
Accumulated undistributed net realized gain on investments.....................     4,685,464
Net unrealized appreciation on investments.....................................    63,949,626
                                                                                 ------------

  Total Net Assets.............................................................  $283,405,661
                                                                                 ============

Fund shares outstanding........................................................     7,175,255
                                                                                 ------------

Net asset value per share......................................................  $      39.50
                                                                                 ============

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Dividends.....................................................................  $ 1,298,226
  Interest......................................................................    1,254,905
                                                                                  -----------
     Total investment income....................................................    2,553,131
                                                                                  -----------

OPERATING EXPENSES
  Investment advisory fees (note 2A)............................................      888,578
  Reports and notices to shareholders...........................................       20,179
  Custodian fees (note 1G)......................................................       20,146
  Trustees' fees and expenses...................................................       12,767
  Audit fees....................................................................        8,889
  Transfer and dividend disbursing agent fees...................................        5,782
  Legal fees....................................................................        4,699
  Miscellaneous.................................................................       30,941
                                                                                  -----------
     Total operating expenses...................................................      991,981
     Less: Expenses offset (note 1G)............................................         (698)
                                                                                  -----------
          Net operating expenses................................................      991,283
                                                                                  -----------
          Net investment income.................................................    1,561,848
                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments..............................................    4,685,469

  Net change in unrealized appreciation (depreciation) on investments...........   24,338,046
                                                                                  -----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments...............................................................   29,023,515
                                                                                  -----------

Net increase in net assets resulting from operations............................  $30,585,363
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED        YEAR ENDED
                                                              JUNE 30, 1997(1)     DECEMBER 31, 1996
                                                              ----------------     -----------------
OPERATIONS
Net investment income.......................................    $  1,561,848         $   2,161,819
Net realized gain on investments............................       4,685,469             6,639,637
Net change in unrealized appreciation (depreciation) on
  investments...............................................      24,338,046            18,285,659
                                                                ------------          ------------
     Net increase in net assets resulting from operations...      30,585,363            27,087,115
                                                                ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.......................................      (2,161,819)           (1,378,070)
Net realized gains..........................................      (6,639,642)             (878,874)
                                                                ------------          ------------
     Total dividends and distributions to shareholders......      (8,801,461)           (2,256,944)
                                                                ------------          ------------

FUND SHARE TRANSACTIONS
Net proceeds from sales.....................................      82,323,735            79,297,599
Reinvestment of dividends and distributions.................       8,801,461             2,256,944
Cost of shares redeemed.....................................     (10,231,531)          (24,844,767)
                                                                ------------          ------------
     Net increase in net assets from fund share
       transactions.........................................      80,893,665            56,709,776
                                                                ------------          ------------

          Total increase in net assets......................     102,677,567            81,539,947

NET ASSETS
Beginning of period.........................................     180,728,094            99,188,147
                                                                ------------          ------------
End of period (including undistributed net investment income
  of $1,561,847 and $2,161,818, respectively)...............    $283,405,661         $ 180,728,094
                                                                ============          ============

SHARES ISSUED AND REDEEMED
Issued......................................................       2,214,230             2,403,077
Issued in reinvestment of dividends and distributions.......         243,943                73,016
Redeemed....................................................        (274,288)             (775,472)
                                                                ------------          ------------
     Net increase...........................................       2,183,885             1,700,621
                                                                ============          ============

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)
(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $64,187, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $24,908.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $51,856,834 and $13,672,297, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $64,137,022, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $187,396 and net unrealized appreciation for Federal income tax purposes is $63,949,626. Federal income tax cost basis of portfolio securities is $228,560,923 at June 30, 1997.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     YEARS ENDED DECEMBER 31,
                              SIX MONTHS ENDED     -----------------------------    SEPTEMBER 16, 1994(1)
                              JUNE 30, 1997(7)         1996             1995        TO DECEMBER 31, 1994
                              ----------------     ------------     ------------    ---------------------
Net asset value, beginning of
  period.....................   $      36.21       $      30.14     $      20.83         $     21.80
                                ------------       ------------      -----------         -----------
Income from investment
  operations:
Net investment income........           0.18               0.43             0.42                0.14
Net realized and unrealized
  gain (loss) on
  investments................           4.73               6.31             9.02               (1.11)
                                ------------       ------------      -----------         -----------
  Total from investment
     operations..............           4.91               6.74             9.44               (0.97)
                                ------------       ------------      -----------         -----------
Dividends and distributions
  to shareholders:
Dividends to shareholders
  from net investment
  income.....................          (0.40)             (0.41)           (0.13)                 --
Distributions to shareholders
  from net realized gains....          (1.22)             (0.26)              --                  --
                                ------------       ------------      -----------         -----------
  Total dividends and
     distributions to
     shareholders............          (1.62)             (0.67)           (0.13)                 --
                                ------------       ------------      -----------         -----------
Net asset value, end of
  period.....................   $      39.50       $      36.21     $      30.14         $     20.83
                                ============       ============      ===========         ===========
Total return (2).............          14.0%              22.8%            45.6%               (4.4%)
                                ============       ============      ===========         ===========
Net assets, end of period....   $283,405,661       $180,728,094     $ 99,188,147         $54,943,371
                                ------------       ------------      -----------         -----------
Ratio of net operating
  expenses to average net
  assets (5).................          0.89%(3,4)         0.84%(6)         0.66%(6)            0.66%(3,6)
                                ------------       ------------      -----------         -----------
Ratio of net investment
  income to average net
  assets.....................          1.41%(3,4)         1.66%(6)         1.85%(6)            2.34%(3,6)
                                ------------       ------------      -----------         -----------
Portfolio turnover rate......             7%                27%              22%                  8%
                                ------------       ------------      -----------         -----------
Average commission rate......   $     0.0574       $     0.0592               --                  --
                                ------------       ------------      -----------         -----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $223,985,374.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been, 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                            ----------
              U.S. GOVERNMENT AGENCY NOTES - 19.8%
$  80,000     Federal Farm Credit Bank, 5.18%, 10/17/97..........................    $   78,757
  960,000     Federal Home Loan Bank, 6.00%, 7/1/97..............................       960,000
                                                                                     ----------
              Total U.S. Government Agency Notes (amortized cost - $1,038,757)...    $1,038,757
                                                                                     ----------
              SHORT-TERM CORPORATE NOTES - 80.5%
              AUTOMOTIVE - 9.1%
$ 150,000     American Honda Finance Corp., 5.58%, 7/24/97.......................    $  149,465
  170,000     Ford Motor Credit Co., 5.58%, 9/8/97...............................       168,182
  160,000     General Motors Acceptance Corp., 5.56%, 8/25/97....................       158,641
                                                                                     ----------
                                                                                        476,288
                                                                                     ----------
              BANKING - 8.6%
  100,000     Morgan (J.P.) & Co., Inc., 5.50%, 7/23/97..........................        99,664
  150,000     Svenska Handelsbanken Inc., 5.60%, 7/1/97..........................       150,000
  200,000     UBS Finance Delaware, Inc., 5.52%, 7/14/97.........................       199,601
                                                                                     ----------
                                                                                        449,265
                                                                                     ----------
              BROKERAGE - 5.6%
  150,000     Goldman Sachs Group, L.P., 5.62%, 9/2/97...........................       148,525
  150,000     Morgan Stanley Group, Inc., 5.56%, 8/11/97.........................       149,050
                                                                                     ----------
                                                                                        297,575
                                                                                     ----------
              CONGLOMERATES - 6.8%
  190,000     General Electric Capital Corp., 5.56%, 10/27/97....................       186,537
  175,000     Mitsubishi International, 5.60%, 7/28/97...........................       174,265
                                                                                     ----------
                                                                                        360,802
                                                                                     ----------
              ENTERTAINMENT - 3.8%
  200,000     Walt Disney Co., 5.48%, 7/7/97.....................................       199,817
                                                                                     ----------
              INSURANCE - 5.8%
  120,000     Aetna Services Inc., 5.62% 7/7/97..................................       119,888
  185,000     Prudential Funding Corp., 5.53%, 7/16/97...........................       184,574
                                                                                     ----------
                                                                                        304,462
                                                                                     ----------
              MACHINERY/ENGINEERING - 5.6%
  140,000     Deere (John) Capital Corp., 5.54%, 9/15/97.........................       138,363
  160,000     Pitney Bowes Credit Corp., 5.65%, 10/1/97..........................       157,690
                                                                                     ----------
                                                                                        296,053
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                            ----------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
              MISCELLANEOUS FINANCIAL SERVICES - 11.4%
$ 160,000     American Express Credit Corp., 5.56%, 7/7/97.......................    $  159,852
  160,000     Associates Corp. N.A., 5.55%, 8/11/97..............................       158,988
  110,000     Beneficial Corp., 5.31%, 7/14/97...................................       109,789
  170,000     Household Finance Corp., 5.52%, 7/18/97............................       169,557
                                                                                     ----------
                                                                                        598,186
                                                                                     ----------
              SOVEREIGN - 3.4%
  180,000     Eksportfinans A/S, 5.60%, 8/29/97..................................       178,348
                                                                                     ----------
              TECHNOLOGY - 6.5%
  185,000     IBM Credit Corp., 5.54%, 8/18/97...................................       183,633
  160,000     Motorola Credit Corp., 5.50%, 7/24/97..............................       159,438
                                                                                     ----------
                                                                                        343,071
                                                                                     ----------
              TELECOMMUNICATIONS - 8.2%
  110,000     American Telephone & Telegraph Co., 5.52%, 7/28/97.................       109,544
  120,000     Ameritech Corp., 5.50%, 7/14/97....................................       119,762
  200,000     BellSouth Telecommunications Inc., 5.47%, 7/2/97...................       199,970
                                                                                     ----------
                                                                                        429,276
                                                                                     ----------
              TOBACCO/BEVERAGES/FOOD PRODUCTS - 5.7%
  120,000     Coca Cola Co., 5.40%, 7/29/97......................................       119,491
  180,000     PepsiCo Inc., 5.47%, 7/2/97........................................       179,973
                                                                                     ----------
                                                                                        299,464
                                                                                     ----------

              Total Short-Term Corporate Notes (amortized cost - $4,232,607).....    $4,232,607
                                                                                     ----------
              Total Investments (amortized cost - $5,271,364)............  100.3%    $5,271,364
              Liabilities in Excess of Other Assets......................   (0.3)       (17,639)
                                                                           -----     ----------
              Total Net Assets...........................................  100.0%    $5,253,725
                                                                           =====      =========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (amortized cost - $5,271,364)..............................  $5,271,364
Cash.............................................................................       5,443
Other assets.....................................................................         585
                                                                                   ----------
  Total Assets...................................................................   5,277,392
                                                                                   ----------

LIABILITIES
Dividends payable................................................................       7,460
Payable for fund shares redeemed.................................................       2,614
Investment advisory fee payable..................................................         173
Other payables and accrued expenses..............................................      13,420
                                                                                   ----------
  Total Liabilities..............................................................      23,667
                                                                                   ----------

  Total Net Assets...............................................................  $5,253,725
                                                                                   ==========

COMPOSITION OF NET ASSETS
Par value ($.01 per share).......................................................  $   52,537
Paid-in-capital in excess of par.................................................   5,201,207
Accumulated net realized loss on investments.....................................         (19)
                                                                                   ----------

  Total Net Assets...............................................................  $5,253,725
                                                                                   ==========

Fund shares outstanding..........................................................   5,253,743
                                                                                   ----------

Net asset value per share........................................................  $     1.00
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Interest........................................................................  $129,999
                                                                                    --------

OPERATING EXPENSES
  Investment advisory fees (note 2)...............................................     9,477
  Custodian fees (note 1G)........................................................     4,686
  Transfer and dividend disbursing agent fees.....................................     4,527
  Audit fees......................................................................     3,873
  Legal fees......................................................................       955
  Reports and notices to shareholders.............................................       612
  Miscellaneous...................................................................     2,820
                                                                                    --------
     Total operating expenses.....................................................    26,950
     Less: Investment advisory fees waived (note 2)...............................    (3,439)
     Less: Expenses offset (note 1G)..............................................      (208)
                                                                                    --------
          Net operating expenses..................................................    23,303
                                                                                    --------
          Net investment income...................................................   106,696
                                                                                    --------

REALIZED LOSS ON INVESTMENTS - NET

  Net realized loss on investments................................................        (6)
                                                                                    --------

Net increase in net assets resulting from operations..............................  $106,690
                                                                                    ========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED         YEAR ENDED
                                                             JUNE 30, 1997(1)      DECEMBER 31, 1996
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   106,696           $   181,416
Net realized loss on investments...........................              (6)                  (14)
                                                                -----------           -----------
     Net increase in net assets resulting from
       operations..........................................         106,690               181,402
                                                                -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (106,696)             (181,416)
Net realized gains.........................................              --                   (46)
                                                                -----------           -----------
     Total dividends and distributions to shareholders.....        (106,696)             (181,462)
                                                                -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       2,103,920             6,146,104
Reinvestment of dividends and distributions................          99,926               182,704
Cost of shares redeemed....................................      (2,229,157)           (5,405,790)
                                                                -----------           -----------
     Net increase (decrease) in net assets from fund share
       transactions........................................         (25,311)              923,018
                                                                -----------           -----------

          Total increase (decrease) in net assets..........         (25,317)              922,958

NET ASSETS
Beginning of period........................................       5,279,042             4,356,084
                                                                -----------           -----------
End of period (including undistributed net investment
  income of $0 and $0, respectively).......................     $ 5,253,725           $ 5,279,042
                                                                ===========           ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................       2,103,920             6,146,104
Issued in reinvestment of dividends and distributions......          99,926               182,704
Redeemed...................................................      (2,229,157)           (5,405,790)
                                                                -----------           -----------
     Net increase (decrease)...............................         (25,311)              923,018
                                                                ===========           ===========

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio ("the Portfolio"). OpCap Advisors (the "Adviser"), a majority-owned ( 99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required. Federal income tax cost basis of portfolio securities is the same as for financial reporting purposes.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .40%. The Adviser has agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales/maturities of investment securities, were $24,904,984 and $25,044,398, respectively.

(4) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                      YEARS ENDED DECEMBER 31,
                                 SIX MONTHS ENDED     -------------------------     SEPTEMBER 16, 1994(1)
                                 JUNE 30, 1997(7)        1996           1995        TO DECEMBER 31, 1994
                                 ----------------     ----------     ----------     ---------------------
Net asset value, beginning of
  period.......................     $     1.00        $     1.00     $     1.00          $      1.00
                                    ----------        ----------     ----------           ----------
Income from investment
  operations:
Net investment income..........           0.02              0.04           0.05                 0.01
Net realized gain (loss) on
  investments..................          (0.00)            (0.00)          0.00                   --
                                    ----------        ----------     ----------           ----------
  Total from investment
     operations................           0.02              0.04           0.05                 0.01
                                    ----------        ----------     ----------           ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from
  net investment income........          (0.02)            (0.04)         (0.05)               (0.01)
Distributions to shareholders
  from net realized gains......             --             (0.00)            --                   --
                                    ----------        ----------     ----------           ----------
  Total dividends and
     distributions to
     shareholders..............          (0.02)            (0.04)         (0.05)               (0.01)
                                    ----------        ----------     ----------           ----------
Net asset value, end of
  period.......................     $     1.00        $     1.00     $     1.00          $      1.00
                                    ==========        ==========     ==========           ==========

Total return (2)...............           2.3%              4.5%           5.1%                 1.2%
                                    ==========        ==========     ==========           ==========
Net assets, end of period......     $5,253,725        $5,279,042     $4,356,084          $ 3,519,526
                                    ----------        ----------     ----------           ----------
Ratio of net operating expenses
  to average net assets
  (5,6)........................          0.99%(3,4)        1.01%          1.00%                1.00%(3)
                                    ----------        ----------     ----------           ----------
Ratio of net investment income
  to average net assets (6)....          4.50%(3,4)        4.43%          4.94%                4.13%(3)
                                    ----------        ----------     ----------           ----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $4,777,776.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.14% and 4.36%, annualized, respectively, for the six months ended June 30, 1997, 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

(7) Unaudited.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------                                                                             ----------
             U.S. TREASURY NOTES - 49.1%
$  300,000     5.75%, 8/15/03.....................................................     $  289,686
   480,000     5.875%, 1/31/99....................................................        479,025
 1,100,000     6.00%, 9/30/98.....................................................      1,101,199
   650,000     6.25%, 4/30/01.....................................................        648,173
   620,000     6.50%, 10/15/06....................................................        617,384
   125,000     7.25%, 5/15/04.....................................................        130,293
                                                                                       ----------
               Total U.S. Treasury Notes (cost - $3,250,869)......................     $3,265,760
                                                                                       ----------

             U.S. GOVERNMENT AGENCY NOTES - 28.8%
             Federal Farm Credit Bank,
$   25,000     5.41%, 7/2/97......................................................     $   24,996
    75,000     8.65%, 10/1/99.....................................................         78,633
             Federal Home Loan Bank,
   100,000     8.09%, 12/28/04....................................................        107,937
   155,000     8.60%, 8/25/99.....................................................        162,265
             Federal Home Loan Mortgage Corp.,
   175,000     6.22%, 3/24/03.....................................................        171,747
   300,000     7.71%, 6/21/04.....................................................        303,984
   125,000     7.75%, 11/7/01.....................................................        130,546
   150,000     8.115%, 1/31/05....................................................        161,788
             Federal National Mortgage Assoc.,
    60,000     5.375%, 6/10/98....................................................         59,672
   150,000     9.20%, 9/11/00.....................................................        162,070
   150,000   Private Export Funding Corp., 9.10%, 10/30/98........................        155,601
             Student Loan Marketing Assoc.,
    75,000     7.00%, 3/3/98......................................................         75,563
   100,000     7.20%, 11/9/00.....................................................        102,328
             Tennessee Valley Authority,
   150,000     6.00%, 11/1/00.....................................................        147,962
    65,000     8.375%, 10/1/99....................................................         67,783
                                                                                       ----------
               Total U.S. Government Agency Notes (cost - $1,906,262).............     $1,912,875
                                                                                       ----------

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------                                                                             ----------
             MORTGAGE-RELATED SECURITIES - 13.6%
             Federal National Mortgage Assoc.,
$  173,804     6.50%, 5/1/26......................................................     $  166,363
   182,890     7.00%, 1/1/10......................................................        183,403
   146,602     8.00%, 8/1/24......................................................        150,175
   115,003     8.00%, 12/1/24.....................................................        118,056
     7,502     9.00%, 8/1/02......................................................          7,778
    17,538     9.50%, 12/1/06.....................................................         18,307
    40,110     9.50%, 3/1/19......................................................         43,180
    72,407     9.50%, 12/1/19.....................................................         77,814
   133,808   Government National Mortgage Assoc., 8.50%, 3/15/25..................        139,117
                                                                                       ----------
               Total Mortgage-Related Securities (cost - $889,581)................     $  904,193
                                                                                       ----------

             CORPORATE NOTES - 6.9%
             CONGLOMERATES - 1.6%
$  100,000   General Electric Capital Corp., 8.375%, 3/1/01.......................     $  105,481
                                                                                       ----------
             MISCELLANEOUS FINANCIAL SERVICES - 5.3%
   125,000   Associates Corp., N.A., 5.25%, 3/30/00...............................        120,928
   125,000   International Lease Finance Corp., 6.125%, 11/1/99...................        124,060
   100,000   Lehman Brothers Holdings, Inc., 8.50%, 5/1/07........................        107,652
                                                                                       ----------
                                                                                          352,640
                                                                                       ----------
               Total Corporate Notes (cost - $451,722)............................     $  458,121
                                                                                       ----------
               Total Investments (cost - $6,498,434).......................   98.4%    $6,540,949
               Other Assets in Excess of Liabilities.......................    1.6        106,978
                                                                             -----     ----------
               Total Net Assets............................................  100.0%    $6,647,927
                                                                             =====     ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $6,498,434)........................................  $6,540,949
Cash.............................................................................      27,445
Interest receivable..............................................................      96,672
Receivable from fund shares sold.................................................      14,884
Other assets.....................................................................       1,000
                                                                                   ----------
  Total Assets...................................................................   6,680,950
                                                                                   ----------

LIABILITIES
Dividends payable................................................................      11,258
Payable for fund shares redeemed.................................................       2,573
Investment advisory fee payable..................................................         275
Other payables and accrued expenses..............................................      18,917
                                                                                   ----------
  Total Liabilities..............................................................      33,023
                                                                                   ----------

  Total Net Assets...............................................................  $6,647,927
                                                                                   ==========

COMPOSITION OF NET ASSETS
Par value ($.01 per share).......................................................  $    6,436
Paid-in-capital in excess of par.................................................   6,622,946
Accumulated net realized loss on investments.....................................     (23,970)
Net unrealized appreciation on investments.......................................      42,515
                                                                                   ----------

  Total Net Assets...............................................................  $6,647,927
                                                                                   ==========

Fund shares outstanding..........................................................     643,563
                                                                                   ----------

Net asset value per share........................................................  $    10.33
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Interest........................................................................  $161,985
                                                                                    --------
OPERATING EXPENSES
  Investment advisory fees (note 2)...............................................    14,993
  Custodian fees (note 1G)........................................................    10,174
  Transfer and dividend disbursing agent fees.....................................     6,033
  Audit fees......................................................................     3,838
  Reports and notices to shareholders.............................................     1,136
  Legal fees......................................................................       900
  Miscellaneous...................................................................     1,238
                                                                                    --------
     Total operating expenses.....................................................    38,312

     Less: Investment advisory fees waived (note 2)...............................   (13,132)

     Less: Expenses offset (note 1G)..............................................      (196)
                                                                                    --------
          Net operating expenses..................................................    24,984
                                                                                    --------
          Net investment income...................................................   137,001
                                                                                    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized loss on investments................................................   (16,079)

  Net change in unrealized appreciation (depreciation) on investments.............    26,949
                                                                                    --------
     Net realized loss and change in unrealized appreciation (depreciation) on
      investments.................................................................    10,870
                                                                                    --------
Net increase in net assets resulting from operations..............................  $147,871
                                                                                    ========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 1997(1)    DECEMBER 31, 1996
                                                                ----------------    -----------------
OPERATIONS
Net investment income........................................      $  137,001          $   130,053
Net realized loss on investments.............................         (16,079)              (7,891)
Net change in unrealized appreciation (depreciation) on
  investments................................................          26,949              (26,424)
                                                                   ----------           ----------
     Net increase in net assets resulting from operations....         147,871               95,738
                                                                   ----------           ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income........................................        (137,001)            (130,053)
Net realized gains...........................................              --                   --
                                                                   ----------           ----------
     Total dividends and distributions to shareholders.......        (137,001)            (130,053)
                                                                   ----------           ----------

FUND SHARE TRANSACTIONS
Net proceeds from sales......................................       3,495,129            2,180,216
Reinvestment of dividends and distributions..................         125,744              130,663
Cost of shares redeemed......................................        (405,814)            (297,024)
                                                                   ----------           ----------
     Net increase in net assets from fund share
       transactions..........................................       3,215,059            2,013,855
                                                                   ----------           ----------

          Total increase in net assets.......................       3,225,929            1,979,540

NET ASSETS
Beginning of period..........................................       3,421,998            1,442,458
                                                                   ----------           ----------
End of period (including undistributed net investment income
  of $0 and $0, respectively)................................      $6,647,927          $ 3,421,998
                                                                   ==========           ==========

SHARES ISSUED AND REDEEMED
Issued.......................................................         341,129              209,939
Issued in reinvestment of dividends and distributions........          12,193               12,589
Redeemed.....................................................         (39,494)             (28,592)
                                                                   ----------           ----------
     Net increase............................................         313,828              193,936
                                                                   ==========           ==========

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%. The Adviser has agreed to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% (net of expenses offset) of average net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 1997 purchases and sales of investment securities, other than short-term securities, were $6,237,713 and $3,017,417, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $69,498, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $28,671 and net unrealized appreciation for Federal income tax purposes is $40,827. Federal income tax cost basis of portfolio securities is $6,500,122 at June 30, 1997.

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG") signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                       JANUARY 3, 1995(1)
                                          SIX MONTHS ENDED         YEAR ENDED                  TO
                                          JUNE 30, 1997(7)      DECEMBER 31, 1996      DECEMBER 31, 1995
                                          -----------------     -----------------     --------------------
Net asset value, beginning of period....     $     10.38           $     10.62             $    10.00
                                              ----------            ----------             ----------
Income from investment operations:
Net investment income...................            0.28                  0.55                   0.60
Net realized and unrealized gain (loss)
  on investments........................           (0.05)                (0.24)                  0.68
                                              ----------            ----------             ----------
  Total from investment operations......            0.23                  0.31                   1.28
                                              ----------            ----------             ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................           (0.28)                (0.55)                 (0.60)
Distributions to shareholders from net
  realized gains........................              --                    --                  (0.06)
                                              ----------            ----------             ----------
  Total dividends and distributions to
     shareholders.......................           (0.28)                (0.55)                 (0.66)
                                              ----------            ----------             ----------
Net asset value, end of period..........     $     10.33           $     10.38             $    10.62
                                              ==========            ==========             ==========
Total return (2)........................            2.2%                  3.0%                  13.1%
                                              ==========            ==========             ==========
Net assets, end of period...............     $ 6,647,927           $ 3,421,998             $1,442,458
                                              ----------            ----------             ----------
Ratio of net operating expenses to
  average net assets (5,6)..............           1.01%(3,4)            0.96%                  0.75%(3)
                                              ----------            ----------             ----------
Ratio of net investment income to
  average net assets (6)................           5.48%(3,4)            5.27%                  5.75%(3)
                                              ----------            ----------             ----------
Portfolio turnover rate.................             60%                   31%                    65%
                                              ----------            ----------             ----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $5,038,930.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1G in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.53% and 4.96%, annualized, respectively, for the six months ended June 30, 1997, and 2.34% and 3.87%, respectively, for the year ended December 31, 1996 and 4.73% and 1.77%, annualized, respectively, for the period January 3, 1995 (commencement of operations) to December 31, 1995.

(7) Unaudited.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1997

PRINCIPAL
  AMOUNT                                                                               VALUE
----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTES - 7.6%
             Federal Home Loan Bank,
$  265,000   5.40%, 7/24/97.....................................................    $   264,086
 1,580,000   5.41%, 8/14/97.....................................................      1,569,553
                                                                                    -----------
             Total U.S. Government Agency Notes (cost - $1,833,639).............    $ 1,833,639
                                                                                    -----------

  SHARES
             COMMON STOCKS - 91.4%
             AUSTRALIA - 1.0%
             ENERGY - .5%
    37,328   Novus Petroleum Ltd. ..............................................    $   128,358
                                                                                    -----------
             PAPER PRODUCTS - .5%
    17,137   WMC Ltd. ..........................................................        108,143
                                                                                    -----------
             Total Australian Common Stocks.....................................        236,501
                                                                                    -----------
             BERMUDA - 4.1%
             INSURANCE - 4.1%
    12,800   ACE Ltd. ..........................................................        945,600
       800   EXEL Ltd. .........................................................         42,200
                                                                                    -----------
             Total Bermuda Common Stocks........................................        987,800
                                                                                    -----------
             BRAZIL - 1.9%
             BANKING - .5%
     5,000   Bompreco Supermecados Norde* GDR...................................        121,500
                                                                                    -----------
             PAPER PRODUCTS - .3%
     3,100   Aracruz Celulose SA ADR............................................         63,163
                                                                                    -----------
             TELECOMMUNICATIONS - .8%
     3,200   Ericsson Telecomunicacoes SA.......................................        190,237
                                                                                    -----------
             TEXTILES/APPAREL - .3%
       210   Compahnia de Tecidos Norte de Minas-Conteminas.....................         81,928
                                                                                    -----------
             Total Brazilian Common Stocks......................................        456,828
                                                                                    -----------
             CANADA - 2.8%
             ELECTRONICS - .4%
    11,940   CAE, Inc. .........................................................         94,676
                                                                                    -----------
             ENERGY - 1.4%
     3,000   PanCanadian Petroleum Ltd. ........................................         63,000
     3,750   Precision Drilling Corp.*..........................................        181,125
     3,600   Suncor, Inc. ......................................................         95,413
                                                                                    -----------
                                                                                        339,538
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             CANADA (CONTINUED)
             PRINTING/PUBLISHING - .3%
     3,250   Thomson Corp. .....................................................    $    75,664
                                                                                    -----------
             SECURITY/INVESTIGATION - .4%
     4,500   Unican Security Systems Ltd. ......................................         90,590
                                                                                    -----------
             TRANSPORTATION - .3%
     2,875   Canadian Pacific Ltd. .............................................         81,298
                                                                                    -----------
             Total Canadian Common Stocks.......................................        681,766
                                                                                    -----------
             CHILE - .3%
             CONGLOMERATES - .3%
     3,300   Quinenco SA* ADR...................................................         61,050
                                                                                    -----------
             CZECHOSLOVAKIA - .4%
             TELECOMMUNICATIONS - .2%
       550   SPT Telekom AS*....................................................         57,679
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - .2%
     2,000   CKD Praha Holding AS*..............................................         54,409
                                                                                    -----------
             Total Czechoslovakian Common Stocks................................        112,088
                                                                                    -----------
             FINLAND - 1.6%
             DRUGS & MEDICAL PRODUCTS - .2%
     8,200   Oy Tamro AB........................................................         56,848
                                                                                    -----------
             TELECOMMUNICATIONS - 1.4%
     4,500   Oy Nokia AB........................................................        335,372
                                                                                    -----------
             Total Finnish Common Stocks........................................        392,220
                                                                                    -----------
             FRANCE - 4.3%
             ELECTRONICS - .9%
       500   Le Carbone Lorraine................................................        121,667
     1,559   Schneider SA.......................................................         82,981
                                                                                    -----------
                                                                                        204,648
                                                                                    -----------
             ENERGY - .9%
     2,116   Total SA...........................................................        213,879
                                                                                    -----------
             INSURANCE - .7%
     2,800   AXA*...............................................................        174,145
                                                                                    -----------
             MANUFACTURING - .4%
     1,556   Michelin (CGDE)....................................................         93,439
                                                                                    -----------
             POWER/UTILITIES - .6%
     2,264   Compagnie Generale des Eaux........................................        145,725
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             FRANCE (CONTINUED)
             TECHNOLOGY - .8%
     2,400   SGS-Thomson Microelectronics N.V.*.................................    $   189,494
                                                                                    -----------
             Total French Common Stocks.........................................      1,021,330
                                                                                    -----------
             GERMANY - 4.6%
             CHEMICALS - .8%
     1,300   SGL Carbon AG......................................................        177,994
                                                                                    -----------
             COMPUTER SERVICES - 1.4%
     1,650   SAP AG.............................................................        331,116
                                                                                    -----------
             CONSUMER PRODUCTS - .6%
     1,300   Adidas AG..........................................................        143,856
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - .3%
     1,150   Gehe AG............................................................         78,465
                                                                                    -----------
             INSURANCE - .6%
       175   Koelnische Rueckversicherungs AG...................................        149,504
                                                                                    -----------
             RETAIL - .9%
     2,000   Metro AG...........................................................        219,139
                                                                                    -----------
             Total German Common Stocks.........................................      1,100,074
                                                                                    -----------
             HONG KONG - .6%
             BANKING - .4%
   216,000   Manhattan Credit Card Co., Ltd. ...................................         98,279
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - .2%
    70,000   Noble Group Ltd.*..................................................         54,600
                                                                                    -----------
             Total Hong Kong Common Stocks......................................        152,879
                                                                                    -----------
             HUNGARY - 1.1%
             CONGLOMERATES - .3%
     6,650   Benpres Holdings Corp.* GDR........................................         49,044
     3,800   Benpres Holdings Corp.* GDR Reg. S.................................         26,600
                                                                                    -----------
                                                                                         75,644
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - .8%
       500   Gedeon Richter Ltd., GDR...........................................         45,750
       500   Gedeon Richter Ltd., GDR Reg. S....................................         45,688
     1,050   Gedeon Richter Ltd., GDS...........................................         96,600
                                                                                    -----------
                                                                                        188,038
                                                                                    -----------
             Total Hungarian Common Stocks......................................        263,682
                                                                                    -----------
             INDONESIA - .2%
             WHOLESALE - .2%
    34,000   PT Tigaraksa Satria................................................         41,591
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             ITALY - .6%
             TELECOMMUNICATIONS - .6%
    32,000   Telecom Italia S.p.A. .............................................    $    63,357
    49,000   Telecom Italia Mobile S.p.A.*......................................         87,646
                                                                                    -----------
                                                                                        151,003
                                                                                    -----------
             JAPAN - 14.3%
             AUTOMOTIVE - 1.3%
    15,000   Calsonic Corp. ....................................................         95,271
     5,000   Honda Motor Co., Ltd. .............................................        150,497
     5,000   Murakami Corp. ....................................................         54,528
                                                                                    -----------
                                                                                        300,296
                                                                                    -----------
             BANKING - 1.2%
        20   Aeon Credit Service Co., Ltd. .....................................          1,300
    22,000   Daiwa Bank Ltd. ...................................................        104,223
    48,000   Yasuda Trust & Banking.............................................        183,423
                                                                                    -----------
                                                                                        288,946
                                                                                    -----------
             BUILDING & CONSTRUCTION - .3%
     3,000   Sho-Bond Corp. ....................................................         78,259
                                                                                    -----------
             CHEMICALS - 2.1%
    25,000   Dainippon Ink & Chemicals, Inc. ...................................        107,747
     9,000   Sekisui Chemical Co. ..............................................         91,084
     6,000   Shin-Etsu Chemical Co. ............................................        159,135
    53,000   Showa Denko K.K. ..................................................        138,719
                                                                                    -----------
                                                                                        496,685
                                                                                    -----------
             COMPUTER SERVICES - .6%
     4,000   Konami Co., Ltd. ..................................................        149,363
                                                                                    -----------
             CONGLOMERATES - .3%
     4,000   Inaba Denkisangyo Co. .............................................         71,541
                                                                                    -----------
             CONSUMER PRODUCTS - 1.0%
     7,000   Canon, Inc. .......................................................        190,543
    10,000   Minolta Co. Ltd. ..................................................         62,642
                                                                                    -----------
                                                                                        253,185
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - .8%
     7,000   Takeda Chemical Industries.........................................        196,650
                                                                                    -----------
             ELECTRICAL ENGINEERING - .0%
       100   Kinden Corp. ......................................................          1,413
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             ELECTRONICS - 3.1%
    10,000   Fujitsu Ltd. ......................................................    $   138,719
     1,000   Kyocera Corp.*.....................................................         79,393
     8,000   Mitsubishi Electric Corp. .........................................         44,739
     3,000   Omron Corp. .......................................................         63,602
     1,000   Rohm Co. ..........................................................        102,949
     8,000   Sodick Co. ........................................................         64,980
     3,000   Sony Corp. ........................................................        261,473
                                                                                    -----------
                                                                                        755,855
                                                                                    -----------
             INSURANCE - .2%
     9,000   Fuji Fire & Marine Insurance.......................................         39,182
                                                                                    -----------
             METALS & MINING - .3%
     5,000   Toho Titanium*.....................................................         76,339
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - 1.4%
        50   Credit Saison Co., Ltd. ...........................................          1,221
     2,000   Orix Corp. ........................................................        148,142
       600   Shohkoh Fund.......................................................        181,644
                                                                                    -----------
                                                                                        331,007
                                                                                    -----------
             POWER/UTILITIES - .3%
     5,000   Kyushu Electric Power..............................................         85,936
                                                                                    -----------
             RETAIL - 1.0%
     1,200   Circle K Co. Ltd. .................................................         68,889
     6,000   Mycal Corp. .......................................................         86,372
     1,000   Ryohin Keikaku Co. Ltd. ...........................................         78,869
                                                                                    -----------
                                                                                        234,130
                                                                                    -----------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .4%
     6,000   Mikuni Coca-Cola Bottling..........................................         88,990
                                                                                    -----------
             Total Japanese Common Stocks.......................................      3,447,777
                                                                                    -----------
             LICHTENSTEIN - .3%
             BANKING - .3%
       130   Liechtenstein Global Trust AG......................................         79,692
                                                                                    -----------
             MEXICO - 1.2%
             BUILDING/CONSTRUCTION - .6%
    26,000   Corporacion GEO, S.A. de CV*.......................................        149,833
                                                                                    -----------
             CONGLOMERATES - .6%
    20,000   Alfa S.A. de CV*...................................................        136,395
                                                                                    -----------
             Total Mexican Common Stocks........................................        286,228
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             NETHERLANDS - 1.6%
             IMPORTING/EXPORTING - .3%
     1,516   Hagemeyer NV.......................................................    $    78,314
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - .8%
     3,886   ING Groep NV.......................................................        179,165
                                                                                    -----------
             PRINTING/PUBLISHING - .5%
     5,800   Ver Ned Uitgevers..................................................        128,239
                                                                                    -----------
             Total Netherlands Common Stocks....................................        385,718
                                                                                    -----------
             NEW ZEALAND - .6%
             BUILDING & CONSTRUCTION - .4%
    28,344   Fletcher Challenge Ltd. ...........................................         84,132
                                                                                    -----------
             FOOD SERVICES - .2%
   160,392   AFFCO Holdings Ltd. ...............................................         55,563
                                                                                    -----------
             Total New Zealand Common Stocks....................................        139,695
                                                                                    -----------
             NORWAY - .7%
             ENERGY - .7%
     8,400   Saga Petroleum ASA.................................................        159,308
                                                                                    -----------
             POLAND - .1%
             BANKING - .1%
     2,500   Bank Handlowy W. Warszawie*........................................         28,830
                                                                                    -----------
             SINGAPORE - .4%
             PRINTING/PUBLISHING - .4%
     5,000   Singapore Press Holdings Ltd. .....................................        100,720
                                                                                    -----------
             SOUTH KOREA - .8%
             ENERGY - .2%
     1,060   Seoul City Gas Co. Ltd. ...........................................         48,225
                                                                                    -----------
             TELECOMMUNICATIONS - .3%
     6,000   SK Telecom Co. Ltd.* ADR...........................................         60,375
                                                                                    -----------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .3%
       490   Lotte Confectionery Co. ...........................................         76,149
                                                                                    -----------
             Total South Korean Common Stocks...................................        184,749
                                                                                    -----------
             SPAIN - 1.0%
             ENERGY - .5%
     2,900   Repsol SA..........................................................        122,613
                                                                                    -----------
             MANUFACTURING - .5%
     2,600   Vidrala SA.........................................................        113,281
                                                                                    -----------
             Total Spanish Common Stocks........................................        235,894
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             SWEDEN - 3.9%
             BANKING - .4%
     2,700   Nordbanken AB*.....................................................    $    91,099
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - .6%
     8,000   ASTRA AB...........................................................        148,924
                                                                                    -----------
             ELECTRONICS - .5%
     1,600   Electrolux AB......................................................        115,416
                                                                                    -----------
             MACHINERY/ENGINEERING - 1.8%
    13,300   ABB AB.............................................................        186,549
     6,900   Atlas Copco AB.....................................................        180,182
     4,500   Kalmar Industries AB...............................................         77,080
                                                                                    -----------
                                                                                        443,811
                                                                                    -----------
             PAPER PRODUCTS - .6%
     5,100   AssiDoman AB.......................................................        145,046
                                                                                    -----------
             Total Swedish Common Stocks........................................        944,296
                                                                                    -----------
             SWITZERLAND - 3.7%
             BANKING - .7%
     1,350   CS Holding AG......................................................        173,373
                                                                                    -----------
             BUILDING & CONSTRUCTION - .7%
       170   Holderbank Financiere Glaris AG....................................        160,568
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 2.0%
       145   Ares-Serono Group..................................................        210,051
       170   Novartis AG*.......................................................        271,767
                                                                                    -----------
                                                                                        481,818
                                                                                    -----------
             MANUFACTURING - .3%
        25   Sig Schweizerische Industrie - Gesellschaft Holding AG.............         75,771
                                                                                    -----------
             Total Swiss Common Stocks..........................................        891,530
                                                                                    -----------
             THAILAND - .3%
             WHOLESALE - .3%
    27,000   Siam Makro Public Co., Ltd. .......................................         74,001
                                                                                    -----------
             UNITED KINGDOM - 5.6%
             COMPUTER SERVICES - .5%
    26,000   Amstrad PLC........................................................        122,966
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 1.0%
    12,450   SmithKline Beecham PLC.............................................        229,203
                                                                                    -----------
             ELECTRONICS - .6%
     8,900   Siebe PLC..........................................................        150,880
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
                                                                                    -----------
             COMMON STOCKS (CONTINUED)
             UNITED KINGDOM (CONTINUED)
             MANUFACTURING - 1.1%
    48,000   Bridon PLC.........................................................    $   107,112
    40,263   LucasVarity PLC*...................................................        139,464
                                                                                    -----------
                                                                                        245,576
                                                                                    -----------
             METALS & MINING - .6%
    20,000   Antofagasta Holdings PLC...........................................        153,208
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - .8%
    18,317   Lloyds TSB Group PLC...............................................        188,210
                                                                                    -----------
             RETAIL - 1.0%
    13,116   Dixon Group PLC....................................................        103,313
    24,600   Safeway, Inc. .....................................................        142,358
                                                                                    -----------
                                                                                        245,671
                                                                                    -----------
             Total United Kingdom Common Stocks.................................      1,336,714
                                                                                    -----------
             UNITED STATES - 33.4%
             AEROSPACE/DEFENSE - 4.4%
     3,000   Lockheed Martin Corp. .............................................        310,687
    11,000   McDonnell Douglas Corp. ...........................................        753,500
                                                                                    -----------
                                                                                      1,064,187
                                                                                    -----------
             BANKING - 5.7%
     4,000   Citicorp...........................................................        482,250
     3,300   Wells Fargo & Co. .................................................        889,350
                                                                                    -----------
                                                                                      1,371,600
                                                                                    -----------
             CHEMICALS - 4.6%
    11,000   du Pont (E.I.) de Nemours & Co. ...................................        691,625
     4,000   Hercules, Inc. ....................................................        191,500
     5,000   Monsanto Co. ......................................................        215,313
                                                                                    -----------
                                                                                      1,098,438
                                                                                    -----------
             CONGLOMERATES - 1.9%
    10,000   Tenneco, Inc. .....................................................        451,875
                                                                                    -----------
             CONSUMER PRODUCTS - 1.8%
    13,000   Mattel, Inc. ......................................................        440,375
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 1.7%
     8,000   Becton, Dickinson & Co. ...........................................        405,000
                                                                                    -----------
             FOOD SERVICES - 2.8%
    14,000   McDonald's Corp. ..................................................        676,375
                                                                                    -----------
             MACHINERY/ENGINEERING - 1.3%
     3,000   Caterpillar, Inc. .................................................        322,125
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             UNITED STATES (CONTINUED)
             MISCELLANEOUS FINANCIAL SERVICES - 3.3%
    23,000   Federal Home Loan Mortgage Corp. ..................................    $   790,625
                                                                                    -----------
             PAPER PRODUCTS - .7%
     3,000   Champion International, Inc. ......................................        165,750
                                                                                    -----------
             RAILROADS - 1.2%
     4,000   Union Pacific Corp. ...............................................        282,000
                                                                                    -----------
             TECHNOLOGY - 1.1%
     1,000   Intel Corp. .......................................................        141,812
     4,000   National Semiconductor Corp.*......................................        122,500
                                                                                    -----------
                                                                                        264,312
                                                                                    -----------
             TELECOMMUNICATIONS - 2.9%
     1,300   Loral Space & Communications Ltd.*.................................         19,500
    45,000   Tele-Communications, Inc. (Class A)*...............................        669,375
                                                                                    -----------
                                                                                        688,875
                                                                                    -----------

             Total United States Common Stocks..................................      8,021,537
                                                                                    -----------

             Total Common Stocks (cost - $17,962,852)...........................    $21,975,501
                                                                                    -----------

             Total Investments (cost - $19,796,491).............................           99.0%
                                                                                     $23,809,140
             Other Assets in Excess of Liabilities.......................     1.0        239,169
                                                                            ------    ----------

             Total Net Assets............................................   100.0%   $24,048,309
                                                                            ======   ===========

---------------
* Non-income producing security.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 JUNE 30, 1997

ASSETS
Investments, at value (cost - $19,796,491).....................................   $23,809,140
Cash...........................................................................       141,921
Foreign currencies (cost - $53,177)............................................        52,033
Receivable from fund shares sold...............................................        42,582
Dividends receivable...........................................................        17,395
Foreign withholding taxes reclaimable..........................................         9,131
Other assets...................................................................           889
                                                                                  -----------
  Total Assets.................................................................    24,073,091
                                                                                  -----------

LIABILITIES
Payable for fund shares redeemed...............................................         3,151
Investment advisory fees payable...............................................         1,584
Foreign withholding taxes payable..............................................         1,229
Other payables and accrued expenses............................................        18,818
                                                                                  -----------
  Total Liabilities............................................................        24,782
                                                                                  -----------

  Total Net Assets.............................................................   $24,048,309
                                                                                  ===========

COMPOSITION OF NET ASSETS
Par value ($.01 per share).....................................................   $    15,943
Paid-in-capital in excess of par...............................................    19,851,655
Accumulated undistributed net investment income................................       100,186
Accumulated undistributed net realized gain on investments.....................        88,939
Accumulated net realized loss on foreign currency transactions.................       (19,919)
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies................................     4,011,505
                                                                                  -----------

  Total Net Assets.............................................................   $24,048,309
                                                                                  ===========

Fund shares outstanding........................................................     1,594,305
                                                                                  -----------

Net asset value per share......................................................   $     15.08
                                                                                  -----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF OPERATIONS (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $14,770)......................    $  161,489
  Interest.....................................................................        63,629
                                                                                   ----------
     Total investment income...................................................       225,118
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A)...........................................        79,334
  Custodian fees (note 1H).....................................................        29,897
  Audit fees...................................................................         5,150
  Transfer and dividend disbursing agent fees..................................         4,614
  Reports and notices to shareholders..........................................         1,737
  Legal fees...................................................................         1,080
  Miscellaneous................................................................         1,383
                                                                                   ----------
     Total operating expenses..................................................       123,195
     Less: Investment advisory fees waived (note 2A)...........................        (2,537)
     Less: Expenses offset (note 1H)...........................................          (685)
                                                                                   ----------
          Net operating expenses...............................................       119,973
                                                                                   ----------
          Net investment income................................................       105,145
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS - NET

  Net realized gain on investments.............................................        92,782

  Net realized loss on foreign currency transactions...........................       (19,919)

  Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
     currencies................................................................     2,621,255
                                                                                   ----------

     Net realized gain and change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated
      in foreign currencies....................................................     2,694,118
                                                                                   ----------

Net increase in net assets resulting from operations...........................    $2,799,263
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED        YEAR ENDED
                                                              JUNE 30, 1997(1)    DECEMBER 31, 1996
                                                              ----------------   --------------------
OPERATIONS
Net investment income.......................................    $    105,145         $     73,364
Net realized gain on investments............................          92,782              145,915
Net realized loss on foreign currency transactions..........         (19,919)             (67,648)
Net change in unrealized appreciation (depreciation) on
  investments and translation of other assets and
  liabilities denominated in foreign currencies.............       2,621,255            1,247,855
                                                                 -----------          -----------
     Net increase in net assets resulting from operations...       2,799,263            1,399,486
                                                                 -----------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.......................................          (7,066)             (60,776)
Net realized gains on investments...........................          (3,843)             (89,998)
                                                                 -----------          -----------
     Total dividends and distributions to shareholders......         (10,909)            (150,774)
                                                                 -----------          -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales.....................................       4,606,509           16,110,547
Reinvestment of dividends and distributions.................          10,909              150,774
Cost of shares redeemed.....................................        (329,951)          (3,428,866)
                                                                 -----------          -----------
     Net increase in net assets from fund share
       transactions.........................................       4,287,467           12,832,455
                                                                 -----------          -----------

          Total increase in net assets......................       7,075,821           14,081,167

NET ASSETS
Beginning of period.........................................      16,972,488            2,891,321
                                                                 -----------          -----------
End of period (including undistributed net investment income
  of $100,186 and $2,107, respectively).....................    $ 24,048,309         $ 16,972,488
                                                                 ===========          ===========

SHARES ISSUED AND REDEEMED
Issued......................................................         334,220            1,304,431
Issued in reinvestment of dividends and distributions.......             804               11,415
Redeemed....................................................         (23,321)            (282,190)
                                                                 -----------          -----------
     Net increase...........................................         311,703            1,033,656
                                                                 ===========          ===========

---------------
(1) Unaudited.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 JUNE 30, 1997

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the portfolio's Statement of Operations. Since the net assets of the Portfolio are presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

  (D) FOREIGN CURRENCY TRANSLATION (CONTINUED)
(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) isolate that portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital.

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.25% (net of expenses offset) of average net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the six months ended June 30, 1997 amounted to $21,497, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $880.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                 JUNE 30, 1997

(3) PURCHASES AND SALES OF INVESTMENTS

     For the six months ended June 30, 1997, purchases and sales of investment securities, other than short-term securities, were $6,796,997 and $2,508,482, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,307,655, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $295,006 and net unrealized appreciation for Federal income tax purposes is $4,012,649. Federal income tax cost basis of portfolio securities is $19,796,491 at June 30, 1997.

(5) AFFILIATED TRANSACTION

     On July 22, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $119 billion in assets under management through various subsidiaries and its affiliate Thomson Advisory Group Inc. ("TAG"), signed an Amended and Restated Merger Agreement with Oppenheimer Group, Inc. ("OGI"), its subsidiary Oppenheimer Financial Corp. ("Opfin") and certain related parties pursuant to which PIMCO Advisors and TAG and its successor, will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partner interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction"). If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Investment Advisory Agreement with the Trust. At a meeting held on February 28, 1997, the Trustees, including all independent Trustees, approved and determined to submit to shareholders for approval, a new Investment Advisory Agreement with OpCap Advisors, substantially upon the same terms and conditions as the existing Investment Advisory Agreement. Proxy material will be sent to shareholders concerning the new Investment Advisory Agreement.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                       SIX MONTHS ENDED          YEAR ENDED           MARCH 1, 1995(1) TO
                                       JUNE 30, 1997(7)       DECEMBER 31, 1996        DECEMBER 31, 1995
                                       ----------------       -----------------       --------------------
Net asset value, beginning of
  period.............................    $      13.23            $     11.61               $    10.00
                                          -----------            -----------               ----------
Income from investment operations:
Net investment income................            0.07                   0.04                     0.05
Net realized and unrealized gain on
  investments........................            1.79                   1.70                     1.83
                                          -----------            -----------               ----------
  Total from investment operations...            1.86                   1.74                     1.88
                                          -----------            -----------               ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income..................           (0.01)                 (0.05)                   (0.03)
Distributions to shareholders from
  net realized gains.................           (0.00)                 (0.07)                   (0.24)
                                          -----------            -----------               ----------
  Total dividends and distributions
     to shareholders.................           (0.01)                 (0.12)                   (0.27)
                                          -----------            -----------               ----------
Net asset value, end of period.......    $      15.08            $     13.23               $    11.61
                                          ===========            ===========               ==========
Total return (2).....................           14.1%                  15.0%                    18.9%
                                          ===========            ===========               ==========
Net assets, end of period............    $ 24,048,309            $16,972,488               $2,891,321
                                          -----------            -----------               ----------
Ratio of net operating expenses to
  average net assets (5,6)...........           1.22%(3,4)             1.42%                    1.25%(3)
                                          -----------            -----------               ----------
Ratio of net investment income to
  average net assets (6).............           1.06%(3,4)             0.81%                    1.02%(3)
                                          -----------            -----------               ----------
Portfolio turnover rate..............             14%                    40%                      67%
                                          -----------            -----------               ----------
Average commission rate..............    $     0.0228            $    0.0254                       --
                                          -----------            -----------               ----------

---------------
(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the six months ended June 30, 1997 were $19,997,903.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank (See note 1H in Notes to Financial Statements).

(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.24% and 1.03%, annualized, respectively, for the six months ended June 30, 1997, 1.83% and 0.22%, respectively, for the year ended December 31, 1996 and 3.94% and (1.67%), annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(7) Unaudited.